PROSPECTUS

5,335,000 Shares

MORGAN STANLEY INDIA INVESTMENT FUND, INC.

Common Stock

Issuable Upon Exercise of Non-Transferable Rights
to Subscribe for Shares of Common Stock

Morgan Stanley India Investment Fund, Inc. (the "Fund") is issuing to its common stockholders of record as of November 17, 2005 non-transferable rights. These rights will allow you to subscribe for one share of the Fund's common stock for each three rights held. You will receive one right for each whole share of common stock that you hold of record as of November 17, 2005. You need three rights to purchase one share at the subscription price. The Fund will not issue fractional shares upon the exercise of less than three rights. If you fully exercise all rights issued to you, you will be entitled to subscribe for additional shares that were not subscribed for by other stockholders. The rights will not be listed for trading on the New York Stock Exchange or any other exchange; however, the shares issued upon the exercise of the rights will be listed for trading on the New York Stock Exchange under the symbol "IIF." The subscription price per share will be 95% of the average of the last reported sales price per share of the Fund's common stock on the New York Stock Exchange on the date on which the offer expires and the four preceding trading days, but in any case not less than the net asset value per share of the Fund's common stock at the close of trading on the New York Stock Exchange on the date on which the offer expires.

THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON DECEMBER 12, 2005, UNLESS EXTENDED. The Fund announced the offer after the close of business on the New York Stock Exchange on September 9, 2005. The net asset value per share at the close of business on September 9, 2005 and November 17, 2005 was $36.76 and $36.99, respectively. Because the expiration date and the date upon which the price of the rights will be determined will be the same date, stockholders who exercise their rights will not know the purchase price of the shares when they make their investment decision. Once you subscribe for shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision.

The Fund is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland. The Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Indian issuers. See "Investment Objective and Policies." There can be no assurance that the Fund's investment objective will be achieved. Morgan Stanley Investment Management Inc. acts as the Fund's Adviser and Administrator. The address of the Fund is 1221 Avenue of the Americas, New York, New York 10020, and the Fund's telephone number is (800) 221-6726.

Investment in the Fund's common stock involves certain risks that are not typically associated with investments in the securities of U.S. issuers, arising in part from the Fund's investments in securities of Indian companies. See "Risk Factors and Special Considerations." In addition, as a result of the offer, stockholders of record on the record date who do not fully exercise their rights should expect that they will, upon completion of the offer, own a smaller proportional interest in the Fund than would otherwise be the case. See "Risk Factors and Special Considerations-Risks Related to the Offer" and "The Offer-Terms of the Offer."

Please read this Prospectus carefully before investing and keep it for future reference. It sets forth concisely important information that a prospective investor ought to know before investing in the Fund. All questions and inquiries relating to the offer should be directed to the Information Agent, Georgeson Shareholder Communications Inc., 17 State Street, 10th Floor, New York, New York 10004, toll-free at (866) 203-2582, or (212) 440-9800. The Fund has filed additional information about the Fund and the Offer with the U.S. Securities and Exchange Commission (http://www.sec.gov). Copies of the Fund's Annual Report and Semi-Annual Report may be obtained upon request, without charge, by writing to Morgan Stanley India Investment Fund, Inc., c/o JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, or by calling (800) 221-6726. You may also call this toll-free telephone number to request other information about the Fund or to make shareholder inquiries. The Fund makes available its annual and semi-annual reports, free of charge, on the Fund's website (http://www.morganstanley.com).

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission or any state securities commission nor has the U.S. Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

	Estimated Subscription Price(1)	Sales Load	Estimated Proceeds to the Fund(2)
Per Share	$40.57	$0	$40.46
Total (3)	$216,440,950	$0	$215,840,950

(1)  The estimated subscription price is based upon the average of the last reported sales price per share of the Fund's common stock on the New York Stock Exchange on November 17, 2005 and the four preceding trading days.

(2)  After deduction of expenses payable by the Fund, estimated at US$600,000.

(3)  Assumes that all rights are exercised in the Primary Subscription (as defined herein).

November 17, 2005

Investment Policies. It is the policy of the Fund, under normal market conditions, to invest substantially all, but not less than 80%, of its total assets in equity securities of Indian issuers. For purposes of this policy, "equity securities of Indian issuers" means equity securities (i) of companies organized in, or for which the principal securities trading market is in, India, (ii) denominated in Indian rupees and issued by companies to finance operations in India or (iii) of companies that alone or on a consolidated basis derive 50% or more of their annual revenues primarily from either goods produced, sales made or services performed in India. Currently, the Fund relies solely on the factors set forth in (i) and (iii) when investing in equity securities of Indian issuers and intends to continue to do so in the future. See "Investment Objective and Policies."

The information set forth in this Prospectus regarding India, its economy and The Bombay Stock Exchange Limited has been extracted from various government and private publications. The Fund and its Board of Directors have not attempted to verify the statistical information presented in this Prospectus. In this Prospectus, unless otherwise specified, all references to "U.S. dollars," "US$" or "$" are to United States dollars, and to "rupees" and "Rs." are to Indian rupees. On November 17, 2005, the exchange rate published in The Wall Street Journal was Rs. 45.725 = US$1.00 and, unless otherwise specified, all Indian rupees have been converted to U.S. dollars at that exchange rate. No representation is made that the Indian rupee or U.S. dollar amounts in this Prospectus could have been or could be converted into Indian rupee or U.S. dollars, as the case may be, at any particular rate or at all. See "Appendix A: The Republic of India-Foreign Exchange Market" for information regarding historical rates of exchange between the Rupee and the U.S. Dollar. The fiscal years of the Fund referred to in this Prospectus are years ending December 31.

Certain numbers and percentages have been rounded for ease of presentation, which may result in amounts not totaling precisely.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this Prospectus. You must not rely on any unauthorized information or representations not contained in this Prospectus as if the Fund had authorized it. The Fund is offering to sell, and seeking offers to buy, shares of common stock only in jurisdictions where offers and sales are permitted. The information contained in this Prospectus is accurate only as of the date of this Prospectus, regardless of the time of delivery of this Prospectus or any sale of common stock. The Fund will amend this Prospectus if, during the period that this Prospectus is required to be delivered, there are any material changes subsequent to the date of this Prospectus.

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TABLE OF CONTENTS

Forward-Looking Statements	iii

Prospectus Summary	1

Fee Table	7

Financial Highlights	8

The Offer	9

The Fund	15

Use of Proceeds	15

Investment Objective and Policies	15

Risk Factors and Special Considerations	19

Investment Restrictions	26

Management of the Fund	27

Portfolio Transactions and Brokerage	37

Net Asset Value	38

Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan	39

Taxation	40

Common Stock	46

Dividend Paying Agent, Transfer Agent and Registrar	48

Custodian	48

Code of Ethics	48

Proxy Voting Policy and Procedures	49

Independent Registered Public Accounting Firm	49

Legal Matters	49

Additional Information	49

Financial Statements	49

Appendix A-The Republic of India	A-1

Appendix B-Description of Various Foreign Currency and Interest Rate Hedges and Options on Securities and Securities Index Futures Contracts and Related Options	B-1

Appendix C-Morgan Stanley Investment Management Proxy Voting Policies And Procedures	C-1

The information contained in this Prospectus speaks only as of the date of this Prospectus unless the information specifically indicates that another date applies. No dealer, salesperson or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer contained herein and, if given or made, such information or representations must not be relied upon as having been authorized by the fund.

FORWARD-LOOKING STATEMENTS

The Fund may not claim the safe harbor for forward-looking statements contained in the federal securities laws of the United States because that safe harbor does not apply to investment companies. Nevertheless, you should note that certain statements in this Prospectus are prospective in nature, which involve known and unknown risks, uncertainties and other factors that may cause the Fund's actual results or level of performance to be materially different from any future results or level of performance expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors and Special Considerations," "Appendix A: The Republic of India" and elsewhere in this Prospectus. As a result of these and other factors, the Fund cannot give you any assurances as to its future results or level of performance. To the extent required by law, the Fund undertakes to amend or reflect any material changes to it after the date of this Prospectus.

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PROSPECTUS SUMMARY

The following is qualified in its entirety by the more detailed information included elsewhere in this Prospectus. You should read the entire Prospectus before you decide whether to exercise your rights. In particular, you should carefully read the risks of investing in the Shares, as discussed under "Risk Factors and Special Considerations."

The Offer at a Glance

Terms of the Offer

Morgan Stanley India Investment Fund, Inc. (the "Fund") is issuing to its common stockholders of record ("Record Date Stockholders") as of the close of business on November 17, 2005 (the "Record Date") non-transferable rights (the "Rights") to subscribe for up to an aggregate of 5,335,000 shares (the "Shares") of the common stock, par value $.01 per share (the "Common Stock"), of the Fund (the "Offer"). Each Record Date Stockholder will receive one Right for each whole share of Common Stock owned on the Record Date. Each Record Date Stockholder needs three Rights to purchase one Share at the Subscription Price (as hereinafter defined). The Fund will not issue fractional Shares upon the exercise of less than three Rights. The Rights will not be listed for trading on the New York Stock Exchange or any other exchange; however, the Shares issued upon the exercise of the Rights will be listed for trading on the New York Stock Exchange. Rights may be exercised at any time from November 21, 2005 through 5:00 p.m., New York time, on December 12, 2005, unless extended by the Fund (the "Subscription Period"). The right of a Record Date Stockholder to acquire shares during the Subscription Period is hereinafter referred to as the "Primary Subscription." Since the Subscription Price will be determined after the expiration of the Subscription Period, Record Date Stockholders who exercise their Rights will not know the Subscription Price at the time they exercise their Rights and stockholders should consider the possibility that the Subscription Price could be greater than market price of the Fund's shares at the close of trading on the last day of the Subscription Period. Once a Record Date Stockholder subscribes for Shares and the Fund receives payment or a guarantee of payment, the Record Date Stockholder will not be able to change his decision. In certain instances described below under "-Over-Subscription Privilege," the Fund may increase the number of shares of Common Stock subject to subscription by up to 25% of the Shares. See "The Offer."

The Fund has not previously conducted a rights offering.

Over-Subscription Privilege

Each Record Date Stockholder who fully exercises all Rights issued to him is entitled to subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription (the "Over-Subscription Privilege"). If enough Shares are available, all of these requests will be honored in full. If these requests for Shares exceed the Shares available, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue additional Common Stock up to an amount equal to 25% of the Shares available pursuant to the Offer (up to an additional 1,333,750 shares of Common Stock) in order to cover these requests. Regardless of whether the Fund issues such additional Shares, to the extent Shares are not available to honor all requests, the available Shares will be allocated pro rata among those Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

Subscription Price

The Subscription Price per Share ("Subscription Price") will be 95% of the average of the last reported sales price per share of the Fund's common stock on the New York Stock Exchange on the date on which the Offer expires and the four preceding trading days, but in any case not less than the net asset value per share of the Fund's common stock at the close of trading on the New York Stock Exchange on December 12, 2005, the expiration date of the Offer (the "Expiration Date"). The Subscription Price is discussed further under "The Offer-Subscription Price." In addition, information with respect to the quarterly high and low sale prices of the Fund's Common Stock on the New York Stock Exchange and the quarterly high and low net asset values per share of Common Stock is provided under "Common Stock."

Exercising Rights

Rights will be evidenced by Subscription Certificates and may be exercised by delivering to the American Stock Transfer & Trust Company (the "Subscription Agent") a completed Subscription Certificate, together with payment, either by means of a Notice of Guaranteed Delivery or a check. The Notice of Guaranteed Delivery or check should be addressed, if sent by first class mail or overnight courier to American Stock Transfer & Trust Company, Operations Center, Attn: Reorganization Department, 6201 15th Avenue, Brooklyn, New York 11219 or, if delivered by hand, to American Stock Transfer & Trust Company, Attn: Reorganization Department, 59 Maiden Lane, New York, New York 10038. Those Record Date Stockholders who subscribe in the Primary Subscription, or Exercising Rights Holders, will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or Notice of Guaranteed Delivery. See "The Offer-Exercise of Rights" and "The Offer-Payment for Shares." There is no minimum number of Rights which must be exercised for the Offer to close.

Non-Transferability of Rights

The Rights are non-transferable and, therefore, may not be purchased or sold. Rights not exercised will expire without residual value at the Expiration Date. The Rights will not be listed for trading on the New York Stock Exchange or any other securities exchange. However, the Shares to be issued pursuant to the Offer will be listed for trading on the New York Stock Exchange, subject to the New York Stock Exchange being officially notified of the issuance of those Shares.

Foreign Restrictions

Subscription Certificates will not be mailed to Record Date Stockholders whose record addresses are outside the United States ("Foreign Record Date Stockholders") (the term "United States" includes its territories and possessions and the District of Columbia). The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Stockholders' accounts until instructions are received to exercise the Rights. If no instructions are received prior to the Expiration Date, the Rights will expire. See "The Offer-Foreign Stockholders."

Purpose of the Offer

The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take full advantage of investment opportunities. The Board of Directors believes that increasing the size of the Fund will increase the liquidity of the Fund's shares of Common Stock and also reduce the Fund's expenses as a proportion of average net assets. In addition, the Offer seeks to reward the Fund's stockholders by giving them the right to purchase additional shares of Common Stock at a price that may be below market without incurring any direct transaction costs. The Offer will benefit both the Fund and its stockholders by providing the Fund with the ability to make additional investments without selling current investments if otherwise not desirable. See "The Offer-Purpose of the Offer."

Tax Consequences

For federal income tax purposes, neither the receipt nor the exercise of the rights should result in taxable income to you. You will not realize a taxable loss if your rights expire without being exercised. See "The Offer-Federal Income Tax Consequences of the Offer."

Use of Proceeds

The net proceeds of the Offer, assuming all Shares offered hereby are sold, are estimated to be approximately US$215,840,950, after deducting offering expenses payable by the Fund estimated to be approximately US$600,000. The Fund anticipates that investment of the net proceeds of the Offer in accordance with the Fund's investment goal and policies may take up to six months from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. The Fund may require up to six months due to the Fund's need to invest substantially all of its assets in the securities of issuers organized under the laws of a foreign jurisdiction. See "Use of Proceeds."

Information Agent and Subscription Agent

The Information Agent for the Offer is:

Georgeson Shareholder Communications Inc.
17 State Street, 10th Floor
New York, New York 10004
Toll Free: (866) 203-2582
or
For banks and brokers: (212) 440-9800

The Subscription Agent for the Offer is:

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

Important Dates to Remember

Event	Date
Record Date	November 17, 2005

Subscription Period	November 21, 2005 to December 12, 2005*

Expiration Date and pricing date	December 12, 2005*

Subscription Certificates and payment for Shares due**	December 12, 2005*

Notice of Guaranteed Delivery due**	December 12, 2005*

Subscription Certificate and payment for guarantees of delivery due**	December 15, 2005*

Confirmation mailed to participants	December 19, 2005*

Final payment for Shares***	January 3, 2006*

*  Unless the Offer is extended.

**  A Record Date Stockholder exercising rights must deliver by the Expiration Date either (i) a Subscription Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery. A Notice of Guaranteed Delivery is a form sent by your broker-dealer, bank or trust company that guarantees on your behalf delivery of the Subscription Certificate and payment by the close of business on the third business day after the Expiration Date.

***  Additional amount due (in the event the Subscription Price exceeds the Estimated Subscription Price).

The Fund at a Glance

Information Regarding the Fund

The Fund has been engaged in business as a non-diversified, closed-end management investment company since it first issued its Common Stock to the public on February 25, 1994. The Fund is designed for investors desiring to invest a portion of their assets in Indian equity securities. The Fund invests primarily in equity securities (i) of companies organized in, or for which the principal trading market is in, India, (ii) denominated in rupees issued by companies to finance operations in India or (iii) of companies that alone or on a consolidated basis derive 50% or more of their revenues primarily from either goods produced, sales made or services performed in India (collectively, "Indian issuers"). It is the policy of the Fund, under normal market conditions, to invest substantially all, but not less than 80%, of its total assets in equity securities of Indian issuers, which for this purpose means common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts and partnerships and American, Global or other types of Depositary Receipts. See "Investment Objective and Policies." There can be no assurance that the Fund's investment objective will be achieved. See "Risk Factors and Special Considerations."

As of November 17, 2005, the Fund had 16,004,993 shares outstanding, which are listed and traded on the New York Stock Exchange under the symbol "IIF." See "Common Stock." As of November 17, 2005, the net assets of the Fund were US$592,100,304.

Information Regarding the Fund's Adviser, Sub-Adviser, Administrator, Sub-Administrator and Custodian

Morgan Stanley Investment Management Inc. provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement. Under the Investment Advisory and Management Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund's average weekly net assets. The Adviser is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act"). As of October 31, 2005, the Adviser, together with its affiliated advisory entities, was responsible for US$422 billion of assets under management. See "Management of the Fund."

Morgan Stanley Investment Management Company provides sub-advisory services to the Fund under the terms of a Sub-Advisory Agreement with the Adviser.

Morgan Stanley Investment Management Inc. also serves as administrator to the Fund pursuant to an Administrative Agreement. Under the Administrative Agreement, the administrative fee is 0.08% of the Fund's average weekly net assets. As approved by the Board of Directors, the Administrator has agreed to limit the new administration fee so that it will be no greater than 0.02435% of the Fund's average weekly net assets plus $24,000 per annum (which was the administration fee prior to November 1, 2004). This waiver is voluntary and may be terminated at any time. The Administrative Agreement covers administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administrative Agreement, which were previously borne by the Fund), except pricing services and extraordinary expenses.

J.P. Morgan Investor Services Co. provides fund accounting and other services pursuant to a sub-administrative agreement, dated November 1, 2004, with the Administrator and receives compensation from the Administrator for these services.

Multiconsult, Ltd., whose registered office is in Mauritius, provides sub-administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

JPMorgan Chase Bank serves as custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the Investment Company Act of 1940, as amended (the "1940 Act"). Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan

The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and any net realized capital gains. Unless the Fund is otherwise instructed in writing in the manner described under "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan," stockholders are presumed to have elected to have all distributions automatically reinvested in shares of the Fund. Stockholders who have distributions automatically reinvested may also make additional payments into the dividend reinvestment and cash purchase plan to purchase shares of the Fund on the open market. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan."

Risk Factors and Special Considerations

You should carefully consider the following factors, as well as the other information in this Prospectus, before making an investment in the Fund under this Offer.

Risks Related to the Offer. Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case and may also incur dilution of ownership and voting, as well as dilution of their shares of any distributions made by the Fund, as a result of the Offer. This dilution may occur because a stockholder could own a smaller interest in the Fund after the Offer than he owned prior to the Offer. In addition, if a stockholder does not submit a subscription request pursuant to the Over-Subscription Privilege, he may also experience dilution of ownership and voting, as well as dilution of his share of any distributions made by the Fund, if the Fund offers additional shares for subscription.

Investment Risk. You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

Among the principal risks of investing in the Fund is market risk, which is the risk that the value of your investment may fluctuate as stock markets fluctuate.

As an investment company that primarily holds common stocks, the Fund's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. Risks are inherent in investments in equities, and Fund stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.

In addition, the Fund may invest up to 20% of its assets in debt securities whose value will tend to decrease as interest rates rise.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

Risks of Investing in Equity Securities of Indian companies. Investing in securities of Indian companies involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including generally (a) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange Rupees for U.S. dollars, (b) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, (c) currency devaluations and other currency exchange rate fluctuations, (d) more substantial governmental involvement in the economy, (e) higher rates of inflation and (f) greater political, economic and social uncertainty. Furthermore, future actions of the Indian Government or religious and ethnic unrest could have a significant impact on the economy, which could adversely affect private sector companies and the Fund. In addition, accounting, auditing and financial reporting standards in India are different from U.S. standards and, therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund's investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in India than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. The Fund will be subject to withholding taxes, including withholding taxes imposed on dividends, interest and realized capital gains by the government of India. See "Risk Factors and Special Considerations" and "Taxation."

Investments in Unlisted Securities. While the Fund expects primarily to invest in equity securities of publicly traded Indian issuers, it may invest up to 25% of its total assets in unlisted equity securities of Indian issuers to the extent permitted by any local investment restrictions. These investments may involve a high degree of business and financial risk. Because of the absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than it would in the case of listed securities. In addition to financial and business risks, issuers whose securities are not publicly traded may not be subject to the same disclosure requirements applicable to issuers whose securities are publicly traded. See "Risk Factors and Special Considerations-Investments in Unlisted Securities."

Net Asset Value Discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value, and the shares of the Fund have traded at a discount for extended periods. Accordingly, the Common Stock of the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. See "Risk Factors and Special Considerations-Net Asset Value Discount; Non-Diversification" and "Common Stock."

Non-Diversification. The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. However, the Fund intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Risk Factors and Special Considerations-Net Asset Value Discount; Non-Diversification."

Certain Provisions of the Articles of Incorporation. The Fund's Articles of Incorporation contain certain anti-takeover provisions that may have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of stockholders to sell their shares at a premium over prevailing market prices. See "Risk Factors and Special Considerations-Anti-Takeover Provisions" and "Common Stock."

FEE TABLE

The following Fee Table is intended to assist prospective investors in understanding the costs and expenses that an investor in the Offer will bear directly or indirectly.

Stockholder Transaction Expenses:
Sales Load	None
Expenses of the Offer (as a percentage of offering price)	0.09%
Dividend Reinvestment and Cash Purchase Plan Fees	None
Annual Expenses (as a percentage of net assets):
Management Fees	1.10%
Other Expenses (1)	0.34%
Total Annual Expenses	1.44%

Cumulative Expenses Paid for the Period of:
Example	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses on a US$1,000 investment, assuming a 5% annual return throughout the periods (2)	US$15	US$46	US$79	US$172

(1)  Does not include expenses of the Fund incurred in connection with the Offer, estimated at US$600,000. However, these expenses will be borne by the holders of the shares of Common Stock of the Fund and result in a reduction of the net asset value of the shares of Common Stock.

(2)  The Example reflects the expenses of the Fund incurred in connection with the Offer and assumes that all of the Rights are exercised.

The Example set forth above assumes reinvestment of all dividends and distributions at net asset value and an expense ratio of 1.44%. The tables above and the assumption in the Example of a 5% annual return are required by U.S. Securities and Exchange Commission (the "SEC") regulations applicable to all investment companies. The Example should not be considered a representation of past or future expenses or annual rates of return and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

The figures provided under "Other Expenses" are based on estimated amounts for the current fiscal year. See "Management of the Fund" for additional information.

FINANCIAL HIGHLIGHTS

The table below sets forth selected data for a share of Common Stock outstanding for each period presented. The year end information contained in the table for the five years ended December 31, 2004 has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, as stated in its report which appears in the Fund's Annual Report to Stockholders as of December 31, 2004, and which is incorporated by reference into this Prospectus. The year end information contained in the table for the periods ended prior to December 31, 2000 has been audited by the Fund's previous accounting firm. This information should be read in conjunction with the Financial Statements and Notes thereto which appear in the Annual Report and which are also incorporated by reference into this Prospectus.

	For the Six Months Ended June 30,
	2005
	(Unaudited)
Per Share Operating Performance
Net asset value, beginning of year	$29.09
Net investment income (loss)	0.07
Net realized and unrealized gain (loss) on investments	2.39
Total (loss) from investment operations	2.46
Distributions from and/or Excess of: Net investment income	(0.08)
Net realized gain	(0.14)
Total distributions	(0.22)
Anti-Dilutive Effect of Share Repurchase Program	-
Net asset value, end of year	$31.33
Per share market price, end of year	$32.10
Total Investment Return
Market Value	4.37%
Net Asset Value(1)	8.41	%**
Ratios and Supplemental Data
Net assets, end of year (000's)	$501,277
Ratio of expenses to average net assets	1.41	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.46	%*
Portfolio turnover rate	20	%**
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.46	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.41	%*

	For the Year Ended December 31,
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995

Per Share Operating Performance
Net asset value, beginning of year	$22.95	$11.98	$10.53	$13.92	$22.59	$9.19	$8.83	$8.81	$8.91	$13.94
Net investment income (loss)	0.11 †	0.16 †	0.03 †	0.10	0.02	(0.08)	(0.04)	(0.07)	(0.08)	(0.16)
Net realized and unrealized gain (loss) on investments	6.12	11.01	1.39	(2.43)	(7.93)	13.33	0.31	0.09	(0.02)	(4.92)
Total (loss) from investment operations	6.23	11.17	1.42	(2.33)	(7.91)	13.25	0.27	0.02	(0.10)	(5.08)
Distributions from and/or Excess of: Net investment income	(0.09)	(0.20)	(0.01)	(0.23)	-	N/A	N/A	N/A	N/A	N/A
Net realized gain	-	-	-	(0.84)	(1.60)	-	-	-	-	-
Total distributions	(0.09)	(0.20)	(0.01)	(1.07)	(1.60)	-	-	-	-	-
Anti-Dilutive Effect of Share Repurchase Program	-	0.00 #	0.04	0.01	0.84	0.15	0.09	-	-	-
Net asset value, end of year	$29.09	$22.95	$11.98	$10.53	$13.92	$22.59	$9.19	$8.83	$8.81	$8.91
Per share market price, end of year	$30.96	$26.55	$9.94	$8.65	$11.06	$16.50	$6.75	$8.38	$9.50	$9.13
Total Investment Return
Market Value	17.03%	169.33%	15.07%	(11.68)%	(23.49)%	144.44%	(19.40)%	(11.84)%	4.11%	(18.89)%
Net Asset Value(1)	27.21%	93.15%	13.94%	(14.52)%	(29.68)%	145.81%	4.08%	0.23%	(1.12)%	(36.31)%
Ratios and Supplemental Data
Net assets, end of year (000's)	$465,448	$366,984	$192,309	$205,019	$390,190	$736,343	$314,701	$315,446	$314,423	$318,045
Ratio of expenses to average net assets	1.40%	1.56%	1.56%	1.77%	1.48%	1.59%	1.97%	2.06%	2.10%	3.16%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.57%	1.10%	0.28%	0.60%	0.12%	(0.55)%	(0.44)%	(0.70)%	(0.85)%	(1.48)%
Portfolio turnover rate	52%	36%	23%	56%	44%	34%	24%	25%	28%	28%
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.41%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.56%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amounts are based on average shares outstanding.

#  Amount is less than $0.005 per share.

*  Annualized.

**  Not annualized.

THE OFFER

Terms of the Offer

The Fund is offering to its Record Date Stockholders non-transferable Rights to subscribe for Shares of the Fund's Common Stock. Each Record Date Stockholder will receive one Right for each whole share of Common Stock owned on the Record Date. Each Record Date Stockholder needs three Rights to purchase one Share at the Subscription Price. The Fund will not issue fractional Shares upon the exercise of less than three Rights. The Rights entitle the holders thereof to acquire at the Subscription Price one Share for each three Rights held. The Rights are evidenced by Subscription Certificates which will be mailed to Record Date Stockholders, other than Foreign Record Date Stockholders. See "-Foreign Stockholders." The Fund does not have the right to withdraw the Offer after the Rights have been issued.

Completed Subscription Certificates may be delivered to the Subscription Agent at any time during the Subscription Period, which commences on November 21, 2005 and ends at 5:00 p.m., New York time, on December 12, 2005, unless extended by the Fund. See "-Expiration of the Offer."

Each Record Date Stockholder who fully exercises all Rights initially issued to him is entitled to subscribe for Shares which were not otherwise subscribed for by Record Date Stockholders in the Primary Subscription. If enough Shares are available, all of these requests will be honored in full. If these requests for Shares exceed the Shares available, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue additional Common Stock up to an amount equal to 25% of the Shares available pursuant to the Offer (up to an additional 1,333,750 shares of Common Stock) in order to cover these requests. Regardless of whether the Fund issues such additional Common Stock, to the extent Shares are not available to honor all requests, the available Shares will be allocated pro rata among those Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

Rights will be evidenced by Subscription Certificates and may be exercised by delivering to the Subscription Agent a completed Subscription Certificate, together with payment, either by means of a Notice of Guaranteed Delivery or a check. The method by which Rights may be exercised and Shares paid for is set forth below in "-Exercise of Rights" and "-Payment for Shares." An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or Notice of Guaranteed Delivery. See "-Payment for Shares" below.

The Rights are non-transferable and, therefore, may not be purchased or sold. Rights not exercised will expire without residual value when the Offer expires. The Rights will not be listed for trading on the New York Stock Exchange or any other securities exchange. However, the Shares to be issued pursuant to the Offer will be listed for trading on the New York Stock Exchange, subject to the New York Stock Exchange being officially notified of the issuance of those Shares.

There is no minimum number of Rights which must be exercised in order for the Offer to close.

Purpose of the Offer

The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take full advantage of available investment opportunities. Without an infusion of additional capital, the Fund is limited in its ability to take advantage of new investment opportunities. The only practical means of increasing the Fund's assets available for investment other than through the Offer would be through the sale of portfolio securities, which could subject the Fund to certain adverse tax consequences under the Code. The Offer affords the Fund a means of increasing its assets available for investment without requiring the sale of portfolio securities. The Fund also believes that increasing the size of the Fund would increase the liquidity of the Fund's shares of Common Stock and reduce the Fund's expenses as a proportion of average net assets. In addition, the Offer seeks to reward the Fund's stockholders by giving existing stockholders the right to purchase additional shares of Common Stock at a price that may be below market without incurring any direct transaction costs.

Prior to reaching this conclusion, the Fund's Board of Directors, in consultation with the Adviser and others, reviewed the structure, timing and terms of this offer, as well as its dilutive effect on both stockholders who exercise their rights and those who do not and other potentially adverse consequences resulting from the Offer. After careful consideration, the Board of Directors voted unanimously to approve the terms of the Offer. However, there can be no assurance that the Offer will provide any of the benefits listed above.

Morgan Stanley Investment Management Inc., as the adviser and administrator to the Fund, and Morgan Stanley Investment Management Company, as the sub-adviser to the Fund, will benefit from the Offer because their fees as adviser and administrators and sub-adviser, respectively, are based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation they will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, in the event that all the Rights are exercised in full and on the basis of an Estimated Subscription Price of US$40.57 per Share (the "Estimated Subscription Price"), the Adviser and the Administrator would receive additional annual fees of approximately US$2,380,850 and US$52,703, respectively, as a result of the increase in assets under management. See "Management of the Fund."

The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares of Common Stock and on terms which may or may not be similar to the Offer.

Over-Subscription Privilege

Shares not subscribed for in the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to the Record Date Stockholders who have exercised all exercisable Rights issued to them and who wish to acquire more than the number of Shares for which the rights issued to them are exercisable. If sufficient Shares are not available after completion of the Primary Subscription to honor all over-subscription requests, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue additional Common Stock up to an amount equal to 25% of the Shares available pursuant to the Offer (up to an additional 1,333,750 shares of Common Stock) in order to cover the over-subscription requests. Regardless of whether the Fund issues such additional Shares, and to the extent shares of Common Stock are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe so that the number of Shares issued to participating Record Date Stockholders will generally be in proportion to the number of Shares owned by such stockholders on the Record Date. The allocation process may involve a series of allocations in order to assure the total number of Shares available for over-subscription are distributed on a pro rata basis. The Fund will not offer or sell any Shares which are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege. For a further description of how to exercise the Over-Subscription Privilege, see "-Exercise of the Over-Subscription Privilege" below.

Subscription Price

The Subscription Price for the Shares to be issued upon exercise of the Rights will be 95% of the average of the last reported sales price per share of the Fund's Common Stock on the New York Stock Exchange on the date on which the Offer expires and the four preceding trading days, but in any case not less than the net asset value per share of the Fund's common stock at the close of trading on the New York Stock Exchange on the date on which the Offer expires.

The Fund announced the Offer on September 9, 2005. The net asset value per share of Common Stock at the close of business on September 9, 2005 and on November 17, 2005 was US$36.76 and US$36.99, respectively, and the last reported sale price of a share of the Fund's Common Stock on the New York Stock Exchange on those dates was US$43.80 and US$40.19, respectively.

Expiration of the Offer

The Offer will expire at 5:00 p.m., New York time, on December 12, 2005, unless extended by the Fund (the "Expiration Date"). Rights will expire on the Expiration Date and may not be exercised thereafter.

Subscription Agent

The Subscription Agent is the American Stock Transfer & Trust Company, which will receive for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be US$25,000, as well as reimbursement for all out-of-pocket expenses related to the Offer. Questions regarding the Subscription Certificates should be directed to the Information Agent (telephone (866) 203-2582); stockholders may also consult their brokers or nominees. Signed Subscription Certificates should be sent by first class mail or overnight courier to American Stock Transfer & Trust Company, Operations Center, Attn: Reorganization Department, 6201 15th Avenue, Brooklyn, New York 11219 or delivered by hand to American Stock Transfer & Trust Company, Attn: Reorganization Department, 59 Maiden Lane, New York, New York 10038.

Information Agent

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

Georgeson Shareholder Communications Inc.
17 State Street, 10th Floor
New York, New York 10004
Toll Free: (866) 203-2582
or
For banks and brokers: (212) 440-9800

The Information Agent will receive a fee estimated to be US$10,000, as well as reimbursement for all out-of-pocket expenses related to the Offer.

Exercise of Rights

Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Alternatively, Rights may be exercised by having your bank, trust company or broker (if a member of the New York Stock Exchange) complete and deliver to the Subscription Agent a Notice of Guaranteed Delivery (see below under "Payment for Shares"). Completed Subscription Certificates with payment for the Shares, or a completed Notice of Guaranteed Delivery, must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date at the offices of the Subscription Agent at the address set forth above. Rights may also be exercised through an Exercising Rights Holder's broker, who may charge such Exercising Rights Holder a servicing fee. An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or Notice of Guaranteed Delivery.

Nominees who hold shares of Common Stock for the account of others, such as brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions.

Exercise of the Over-Subscription Privilege

Record Date Stockholders who fully exercise all Rights issued to them may participate in the Over-Subscription Privilege by indicating on their Subscription Certificate the number of Shares they are willing to acquire pursuant thereto.

If sufficient Shares are not available after completion of the Primary Subscription to honor all over-subscription requests, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue up to an additional 25% of the Shares available pursuant to the Offer (up to an additional 1,333,750 shares of Common Stock) in order to cover the over-subscription requests. Regardless of whether the Fund issues such additional Shares, and to the extent Shares are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe so that the number of Shares issued to participating Record Date Stockholders will generally be in proportion to the number of Shares owned by such stockholders on the Record Date. The allocation process may involve a series of allocations in order to assure the total number of Shares available for over-subscription are distributed on a pro rata basis.

Banks, broker-dealers, trustees and other nominee holders of rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's primary subscription was exercised in full.

Payment for Shares

Exercising Rights Holders who acquire Shares pursuant to the Offer may choose between the following methods of payment:

(1) An Exercising Rights Holder can send the Subscription Certificate, together with payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, based on the Estimated Subscription Price of US$40.57 per Share, to the Subscription Agent. A subscription will be accepted when payment, together with the properly completed and executed Subscription Certificate, is received by the Subscription Agent at any of the addresses set forth above; such payment and Subscription Certificates to be received by the Subscription Agent no later than 5:00 p.m., New York time, on the Expiration Date. The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest-bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares. Payment pursuant to this method must be made in U.S. dollars by money order or check drawn on a bank located in the United States, payable to Morgan Stanley India Investment Fund, Inc., and must accompany a properly completed and executed Subscription Certificate for such Subscription Certificate to be accepted and be received by 5:00 p.m. on the Expiration Date.

(2) Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from a bank, a trust company or a New York Stock Exchange member guaranteeing delivery of (i) payment of the full Estimated Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date (the "Protect Period").

Within five business days following the Subscription Period (the "Confirmation Date"), the Subscription Agent will send to each Exercising Rights Holder (or, if the Common Stock is held by Cede & Co. or any other depository or nominee, to Cede & Co. or such other depository or nominee), a confirmation. The confirmation will indicate (i) the number of Shares acquired in the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the Subscription Price per share and total purchase price of the Shares and (iv) any additional amount payable by such Exercising Rights Holder to the Fund or any amount to be refunded by the Fund to such stockholder, in each case based on the Subscription Price. Where an Exercising Rights Holder that is owed a refund in connection with the Primary Subscription exercises his Right to acquire Shares pursuant to the Over-Subscription Privilege, such excess payment that would otherwise be refunded to the Record Date Stockholder will, if necessary, be applied by the Fund toward payment for Shares acquired pursuant to the exercise of the Over-Subscription Privilege. Any additional payment required from an Exercising Rights Holder must be received by the Subscription Agent by January 3, 2006 (the "Final Payment Date"), unless the Offer is extended. Any excess payment to be refunded by the Fund to a Record Date Stockholder will be mailed by the Subscription Agent to such Record Date Stockholder as promptly as possible. All payments by a Record Date Stockholder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to "Morgan Stanley India Investment Fund, Inc."

The Subscription Agent will deposit all checks received by it prior to the Final Payment Date into a segregated interest-bearing account (which interest will inure to the benefit of the Fund) pending proration and distribution of the Shares. An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or a Notice of Guaranteed Delivery.

Whichever of the two methods described above is used, issuance of the Shares purchased is subject to collection of checks and actual payment. If a holder of Rights who subscribes for Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any amounts due, the Fund and the Subscription Agent reserve the right to take any or all of the following actions: (i) find other stockholders or Rights Holders for such subscribed and unpaid for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which the Fund may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares.

The method of delivery of Subscription Certificates and payment of the Estimated Subscription Price to the Fund will be at the election and risk of the Exercising Rights Holders, but if sent by mail it is recommended that such certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York time, on the Expiration Date. Because uncertified personal checks may take five business days to clear, if you plan to pay by personal check you are strongly urged to return your Subscription Certificate and payment at least five business days prior to the Expiration Date.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Delivery of Share Certificates

Certificates representing Shares purchased pursuant to the Primary Subscription will be delivered to Exercising Rights Holders as soon as practicable after the corresponding Rights have been validly exercised and full payment for such Shares has been received and cleared. Certificates representing Shares purchased pursuant to the Over-Subscription Privilege will be mailed as soon as practicable after full payment for such Shares has been received and cleared and after all allocations have been effected. Participants in the Fund's Dividend Reinvestment Plan will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their accounts under the Dividend Reinvestment Plan. Participants in the Fund's Dividend Reinvestment Plan wishing to exercise Rights issued with respect to the Shares held in their accounts under the Dividend Reinvestment Plan must exercise such rights in accordance with the procedures set forth above. Record Date Stockholders whose Shares are held by Cede & Co. or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede & Co. or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be certificated, and certificates representing such Shares will be sent directly to Cede & Co. or such other depository or nominee. Share certificates will not be issued for Shares credited to Dividend Reinvestment Plan accounts. If a Record Date Stockholder holds Shares in the Fund in more than one account, each account will be treated as a separate holder for purposes of the Offer.

Foreign Stockholders

Subscription Certificates will not be mailed to Foreign Record Date Stockholders. The Rights to which such Subscription Certificates relate will be held by the Fund for such Foreign Record Date Stockholders' accounts until instructions are received to exercise the Rights. If no instructions have been received by the Expiration Date, the Rights will expire.

Federal Income Tax Consequences of the Offer

The U.S. federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

1. The distribution of Rights to Record Date Stockholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights.

2. The basis of a Right will be (a) to a holder of Common Stock to whom it is issued and who exercises the Right (i) if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the Common Stock with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued), and (ii) if the fair market value of the Right immediately after issuance is 15% or more of the fair market value of the Common Stock with regard to which it is issued, a portion of the basis in the Common Stock based upon their respective fair market values immediately after the Right is issued; and (b) to a holder of Common Stock to whom it is issued and who allows the Right to expire, zero.

3. If the Right is exercised by the Record Date Stockholder, the basis of the Common Stock received will include the basis allocated to the Right, if any, and the amount paid upon exercise of the Right.

4. If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

The Fund is required to withhold and remit to the U.S. Treasury 28% of reportable payments paid on an amount if the holder of the account provides the Fund with either an incorrect taxpayer identification number or no number at all or fails to certify that he is not subject to such withholding. The 28% withholding tax is not an additional tax. Any amount withheld may be credited against the holder's U.S. federal income tax liability.

The foregoing is only a summary of the applicable federal income tax laws and does not include any state or local tax consequences of the Offer. Exercising Rights Holders should consult their own tax advisers concerning the tax consequences of this transaction. See "Taxation."

Employee Plan Considerations

Stockholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh plans of self-employed individuals, Individual Retirement Accounts and other plans eligible for special tax treatment under the Code (collectively, "Plans"), should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise Rights would be treated as Plan contributions and, when taken together with contributions previously made, may subject a Plan to excise taxes for excess or nondeductible contributions. In the case of Plans qualified under Section 401(a) of the Code and certain other plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Furthermore, it may be a reportable distribution and there may be other adverse tax consequences if Rights are sold or transferred by a Plan to another account. Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to receiving or using such contributions.

Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may impact the exercise or transfer of Rights. Due to the complexity of these rules and the penalties for non-compliance, Plans should consult with their counsel regarding the consequences of their exercise or transfer of Rights under ERISA and the Code.

Notice of Net Asset Value Decline

The Fund has, as required by the SEC's registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to November 17, 2005 (the effective date of the Fund's Registration Statement), the Fund's net asset value declines more than 10% from its net asset value as of that date.

THE FUND

Morgan Stanley India Investment Fund, Inc., incorporated in Maryland on December 22, 1993, is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of Indian issuers. The Fund invests primarily in equity securities (i) of companies organized in, or for which the principal trading market is in, India, (ii) denominated in Rupees issued by companies to finance operations in India or (iii) of companies that alone or on a consolidated basis derive 50% or more of their revenues primarily from either goods produced, sales made or services performed in India (collectively, "Indian issuers"). It is the policy of the Fund, under normal market conditions, to invest substantially all, but not less than 80%, of its total assets in equity securities of Indian issuers, which for this purpose means common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts and partnerships and American, Global or other types of Depositary Receipts. There can be no assurance that the Fund's investment objective will be achieved. Due to the risks inherent in international investments generally and Indian issuers in particular, the Fund should be considered as a vehicle for investing a portion of an investor's assets in foreign securities markets and not as a complete investment program. See "Investment Objective and Policies" and "Risk Factors and Special Considerations."

The Fund currently has 16,004,993 shares of Common Stock outstanding, which are listed and traded on the New York Stock Exchange under the symbol "IIF." See "Common Stock." As of November 17, 2005, the net assets of the Fund were US$592,100,304. The Fund's principal office is located at 1221 Avenue of the Americas, New York, New York 10020 and its telephone number is (800) 221-6726.

USE OF PROCEEDS

The net proceeds of the Offer, assuming that all Shares offered are subscribed for, are estimated to be approximately $215,840,950 (approximately $269,951,188 if the Board of Directors decides to authorize the full over-subscription), after deducting offering expenses payable by the Fund estimated to be approximately US$600,000. The Fund anticipates that investment of the net proceeds of the Offer in accordance with the Fund's investment goal and policies may take up to six months from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. The Fund may require up to six months due to the Fund's need to invest substantially all of its assets in the securities of issuers organized under the laws of a foreign jurisdiction.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities (i) of companies organized in, or for which the principal securities trading market is in, India, (ii) denominated in Rupees and issued by companies to finance operations in India or (iii) of companies that alone or on a consolidated basis derive 50% or more of their annual revenues primarily from either goods produced, sales made or services performed in India (collectively, "Indian issuers"). Currently, the Fund relies solely on the factors set forth in (i) and (iii) when investing in equity securities of Indian issuers and intends to continue to do so in the future. Income is not a consideration in selecting investments or an investment objective.

Under normal market conditions, substantially all, but not less than 80%, of the Fund's total assets will be invested in equity securities of Indian issuers. Equity securities are defined as common or preferred stocks (including convertible preferred stock), bonds, notes or debentures convertible into common or preferred stock, stock purchase warrants or rights, equity interests in trusts or partnerships or American, Global or other types of Depositary Receipts. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to the companies. See "Risk Factors and Special Considerations" for a discussion of the nature of information publicly available for non-U.S. companies. The Fund's investment objective and its 80% policy are fundamental policies of the Fund that may not be changed without the approval of a majority of the Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, and (ii) more than 50% of the outstanding shares. There is no assurance the Fund will be able to achieve its investment objective.

The Fund's definition of Indian issuers includes companies that may have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of these companies may reflect economic and market forces applicable to other countries, as well as in India. The Fund believes, however, that investment in these companies will be appropriate because the Fund will invest only in those companies which, in its view, have sufficiently strong exposure to economic and market forces in India and, therefore, their value will tend to reflect developments in India to a greater extent than developments in other countries. For example, the Fund may invest in companies organized and located outside of India when these companies meet one of the elements of the Fund's definition of Indian issuer and so long as the Fund believes at the time of investment that the value of the company's securities will principally reflect conditions in India.

The Fund invests its assets over a broad spectrum of the Indian economy, including, as conditions warrant from time to time, trade, financial and business services, transport and communications, manufacturing, textiles, food processing and construction. In selecting industries and companies for investment, the Adviser will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors. The Fund does not invest more than 25% of its total assets in any one industry.

To the extent that the Fund's assets are not invested in equity securities of Indian issuers, the remainder of its assets may be invested in (i) debt securities of Indian issuers, (ii) debt securities issued or guaranteed by the Indian Government or an Indian governmental entity and (iii) short-term and medium-term debt securities of the type described below under "Investment Objective and Policies-Temporary Investments." The Fund's assets may be invested in debt securities when the Fund believes that, based upon factors such as relative interest rate levels and foreign exchange rates, debt securities offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated and, whether or not rated, the debt securities may have speculative characteristics. The Fund will not, however, invest in debt securities rated below investment grade or, if unrated, considered by the Adviser to be of less than investment grade quality. However, there may be no readily available trading market for these securities and the Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell securities if they were more widely traded. Currently, the market in debt securities of Indian issuers, excluding debt securities issued or guaranteed by the Indian government or a government entity, is not significant. In addition, for temporary defensive purposes, the Fund may invest less than 80% of its total assets in equity securities of Indian issuers, in which case the Fund may invest in debt securities of the kind described in "Temporary Investments" below.

The Fund may invest indirectly in securities of Indian issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation, and GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investment in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.

The Fund generally purchases and holds securities for long-term capital appreciation and does not generally trade for short-term gain. Accordingly, it is anticipated that the annual portfolio turnover rate normally will not exceed 50%, although, in any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. The portfolio turnover rate for a year is calculated by dividing the lesser of sales or purchases of portfolio securities during that year by the average monthly value of the fund's portfolio securities, excluding money market instruments. The rate of portfolio turnover will not be a limiting factor when the Fund deems it appropriate to purchase or sell securities for the Fund.

Foreign Institutional Investor Authorization

Foreign institutional investors ("FIIs") may invest in the Indian capital markets pursuant to the provisions of The Securities and Exchange Board of India (Foreign Institutional Investor) Regulations 1995 (as amended from time to time) and the Government of India foreign investment policies. FIIs may invest in exchange-traded securities, unlisted securities, mutual funds, government securities and corporate debt (listed or unlisted) subject to the conditions specified in the SEBI (FII) Regulations (the "Regulations"). The Adviser and the Fund each were granted status as FII by the Securities Exchange Board of India (the "SEBI") on April 21, 1993 and April 15, 1994, respectively and the registration was last renewed on January 4, 2001. FIIs are required to apply for registration to SEBI for permission to trade in Indian securities. SEBI takes into account the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria in considering whether to grant such registration. Further, FIIs seeking registration must be registered with the securities commission or other regulatory organization for stock markets in its own country.

A registered FII is required to observe certain investment restrictions, including a ceiling of 10% of the total issued share capital of any one company. The 10% limitation will apply to each sub-account managed under the Adviser's FII authorization, including the Fund. At present, FII authorizations are granted for five-year periods and may be renewed with the approval of SEBI. Only registered FIIs and offshore mutual funds which comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Income, gain and initial capital are freely repatriable subject to payment of applicable Indian taxes, including withholding securities transaction and capital gains tax (wherever applicable).

Non-Publicly Traded Securities

Securities in which the Fund may invest include those that are neither listed on a stock exchange nor traded over-the-counter. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which may be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Although as a general matter there is no limitation on the Fund's investments in non-publicly traded securities, the Fund does not intend to invest more than 25% of its total assets in non-publicly traded securities.

Temporary Investments

During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Fund may, for temporary defensive purposes, reduce its holdings in equity and other securities and invest in certain short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S. or Indian governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or Indian banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and Indian corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund generally invests for temporary defensive purposes only in short-term and medium-term debt securities that are rated A or better by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or that the Adviser believes to be of comparable quality, i.e., subject to relatively low risk of loss of interest or principal. The Fund may invest more than 20% and possibly up to 100% of its assets in temporary investments for temporary defensive purposes, including due to political, market or other factors affecting markets in India.

Repurchase agreements with respect to the securities described in the preceding paragraph are contracts under which a buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Adviser monitors the values of such securities daily to determine that the values equal or exceed the repurchase price including accrued interest. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Foreign Currency Hedging Transactions, Options and Futures Contracts

In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts and may purchase and write (sell) put and call options on foreign currency and on foreign currency futures contracts. The Fund may also seek to hedge against interest rate fluctuations affecting portfolio securities by entering into interest rate futures contracts and options thereon.

The Fund may seek to increase its return or hedge all or a portion of its portfolio investments through transactions in options on securities. In addition, the Fund may seek to hedge all or a portion of the investments held by it, or which it intends to acquire, against adverse market fluctuations by entering into stock index futures contracts and options thereon.

The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus.

The Fund will only engage in transactions in options and futures which are traded on a recognized securities or futures exchange, including non-U.S. exchanges. Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby assuring that the use of such futures is unleveraged.

For a description of the recent exchange history of the Rupee and each of the instruments referred to above and an explanation of certain of the associated risks, limitations on use and possible strategies the Fund may utilize in connection therewith, see Appendix A and Appendix B to this Prospectus.

Lending of Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 331/3% of the value of its net assets. The Fund may lend its portfolio securities consistent with the Fund's investment objective so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

There may be risks of delay in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

RISK FACTORS AND SPECIAL CONSIDERATIONS

You should carefully consider the risks and other information contained in this Prospectus before you decide to participate in the Offer. The risks described below are not the only risks facing the Fund. Additional risks and uncertainties may also adversely affect and impair the Fund. Investors should also recognize that investing in securities of Indian issuers involves certain special considerations and risk factors, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. See generally "Appendix A: Republic of India" for further information on investing in securities of Indian issuers.

Risks Related to the Offer

Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund then would otherwise be the case and may also incur dilution of ownership and voting, as well as dilution of their share of any distributions made by the Fund, as a result of the Offer. This dilution may occur because a stockholder could own a smaller interest in the Fund after the Offer than he owned prior to the Offer. In addition, if a stockholder does not submit a subscription request pursuant to the over-subscription privilege, he may also experience dilution of ownership and voting, as well as dilution of his share of any distributions made by the Fund, if the Fund offers additional shares for subscription.

Market Risk

Stockholders may lose money by investing in the Fund, and it is possible that they may lose their entire investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

As an investment company that holds primarily equity securities, the Fund's portfolio is subject to the possibility that equity security prices will decline over short or even extended periods. The Fund may remain substantially fully invested during periods when equity prices generally rise and also during periods when they generally decline. Moreover, as a holder of a company's common stock, the Fund's rights to the assets of the companies in which it invests will be subordinated to such company's holders of preferred stock and debt in the event of a bankruptcy, liquidation or similar proceeding. Accordingly, if such an event were to occur to such a company in which the Fund invests, the Fund would be entitled to such a company's assets only after such company's preferred stockholders and debt holders have been paid. Risks are inherent in investments in equities, and Fund stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

Market Characteristics

Securities of Indian issuers are traded on 23 recognized stock exchanges in India, including the over-the-counter markets. However, the majority of the volume is transacted on The Bombay Stock Exchange Limited ("BSE") and the National Stock Exchange Limited ("NSE"). Regional exchanges have seen a steady drop in volumes since introduction of screen-based trading and the phase-out of the lending/borrowing (badla) system. Average daily volumes on the BSE and NSE are in the region of US$2 billion. The NSE is the dominant exchange, with approximately 65% of the total volume traded here. As of September 30, 2005, there were approximately 7,000 companies listed on the BSE and NSE and the aggregate market capitalization of listed equity securities of these companies was approximately US$500 billion.

By comparison, on September 30, 2005, the global market capitalization of the New York Stock Exchange was $21.0 trillion. The relatively small market capitalizations of, and trading values on, the BSE and NSE may cause the Fund's investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments.

Indian stock exchanges, including the BSE and the NSE, have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market price and liquidity of the Indian securities in which the Fund invests. In addition, the governing bodies of the various Indian stock exchanges have, from time to time, imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. In addition, there have been delays and errors in share allotments relating to initial public offerings, which in turn affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others in which the Fund may invest.

Under current Indian law, only companies organized under the laws of India may list their securities on the Indian securities exchanges or over-the-counter markets. If Indian law changes in this regard, the Fund would be able to invest in companies that are principally traded in India but which may be organized outside of India, which could subject the Fund to different risks of the country where they are organized. Similarly, Indian companies may have operations outside of India and, accordingly, may be subject to risks in the various countries where they have operations.

A high proportion of the shares of many Indian issuers are held by a limited number of persons, representing a disproportionately large percentage of market capitalization and trading value, which may limit the number of shares available for investment by the Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund's investment and could adversely affect the market price of such securities. Sales of securities by such issuer's major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund's investment. The limited liquidity of the Indian securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time that it desires. Therefore, anticipation of the Offer in the Indian securities markets may adversely affect the prices paid by the Fund in purchasing certain securities for its portfolio and may affect the speed with which the Fund can initially invest the proceeds of the Offer in Indian securities. In addition, the small trading volume concentrated in a limited number of the largest companies, combined with certain investment diversification requirements and other restrictions applicable to the Fund, including certain requirements of the 1940 Act and the qualification of the Fund as a regulated investment company under the Code, also may affect the rate at which the Fund can invest the proceeds from the Offer. See "Investment Restrictions."

In addition to their smaller size, lesser liquidity and greater volatility, Indian securities markets are less developed than U.S. securities markets and securities markets of more developed countries. Disclosure and regulatory standards in emerging market countries, such as India, are, in many respects, less stringent than U.S. standards. Issuers in India are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Indian issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about Indian issuers than there is about U.S. issuers. In addition, there is less regulation and monitoring of Indian securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in India are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements and the requirements affecting timely disclosure of information. See "Appendix A: The Republic of India."

Legal principles relating to corporate affairs and the validity of corporate procedures, directors' fiduciary duties and liabilities and shareholders' rights may differ from those that may apply in other jurisdictions. Shareholders' rights under Indian law may not be as extensive as those that exist under the laws of the United

States. The Fund may therefore have more difficulty asserting its rights as a shareholder of an Indian company in which it invests than it would as a shareholder of a comparable U.S. company.

Investment and Repatriation Restrictions; Exchange Controls

Foreign investment in the securities of Indian issuers is restricted or controlled to varying degrees. These restrictions or controls may limit or preclude foreign investment in certain industries or specific Indian issuers and increase the costs and expenses of the Fund. In such industries or issuers, there may be a ceiling on total foreign holdings, against which holdings of FIIs are counted. To the extent that the ceiling has been reached in that industry, further investment by an FII may not be permitted. The Fund makes its investments in India pursuant to an FII authorization granted by SEBI to the Adviser and the FII authorization granted to the Fund. Under the FII authorization, the Fund may be limited in the amount that it may invest in a particular company, or it may be permitted to invest only in a specific class of securities of a company that may have less advantageous terms than the classes available for purchase by Indians, and investment opportunities in issuers or industries deemed important to national interests may be restricted or prohibited altogether. At present, FII authorizations are granted for five-year periods and may be renewed for consecutive five-year periods with the prior approval of the SEBI. Although the Adviser believes that, upon expiration of the FII authorization used by the Fund, renewal of the authorization should be available, there can be no assurance that renewal will be granted. If renewal of such an FII authorization were not granted, the Fund's investments may be limited to securities of Indian issuers that are traded outside of India, such as American or Global depository receipts of Indian issuers, securities issued by investment funds investing primarily in India or other securities.

In addition, an FII and its sub-accounts, may not, with certain exceptions, hold more than 30% of their total investments in the debt securities of Indian companies.

FIIs are also limited in their ability to invest in certain industries, such as the print media. In such industries, there is often a ceiling on total foreign holdings, against which holdings of FIIs are counted. To the extent that the ceiling has been reached in that industry, further investment by FIIs may not be permitted.

Accordingly, the ability of the Fund to invest in certain companies may be restricted, and there can be no assurance that additional restrictions on investments permissible for FII will not be imposed in the future. There can be no assurance that the FII guidelines will not be amended, clarified, interpreted by judicial or administrative ruling or superseded in the future in such a way that may adversely affect the Fund.

The ability of the Fund to invest in Indian securities, exchange Rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from its investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999 and the rules, regulations and notifications issued thereunder. See "The Stock Markets in India." Under certain circumstances, such as a change in law or regulation or loss of FII authorization, governmental registration or approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors may be required. In addition, if there is a deterioration in India's balance of payments or for other reasons, India may impose temporary restrictions on foreign capital remittances abroad. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. The Fund will be subject to withholding and capital gains taxes, as applicable. See "Taxation-Indian Taxation."

In addition, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in India may be permitted through investment funds which have been specially authorized. The Fund may invest in these investment funds subject to the provisions of the 1940 Act as discussed above under "Investment Restrictions." If the Fund invests in investment funds, the Fund's stockholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. See also "Taxation-U.S. Federal Income Taxes-Passive Foreign Investment Companies."

Corporate Disclosure, Governance and Regulatory Requirements

In addition to their smaller size, lesser liquidity and greater volatility, Indian securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Issuers in India are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Indian issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about Indian issuers than there is about U.S. issuers.

There is less regulation and monitoring of Indian securities markets and the activities of investors, brokers and other participants than in the United States. Moreover, issuers of securities in India are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements and the timely disclosure of information. There is also less publicly available information about Indian companies than U.S. companies. See "Appendix A: The Republic of India."

Legal principles relating to corporate affairs and the validity of corporate procedures, directors' fiduciary duties and liabilities and shareholders' rights may differ from those that may apply in other jurisdictions. Shareholders' rights under Indian law may not be as extensive as those that exist under the laws of the United States. The Fund may therefore have more difficulty asserting its rights as a shareholder of an Indian company in which it invests than it would as a shareholder of a comparable U.S. company.

Political, Economic, Social and Other Factors

The value of the Fund's assets may be adversely affected by political, economic, social and other factors, changes in Indian law or regulations and the status of India's relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Agriculture occupies a more prominent position in the Indian economy than in the United States, and the Indian economy therefore is more susceptible to adverse changes in weather. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund's portfolio.

Since mid-1991, the Indian government has committed itself to implementing an economic structural reform program with the goal of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector and relying more heavily on market mechanisms to direct economic activity. A significant component of the program is the promotion of foreign investment in key areas of the economy and the further development of, and the relaxation of restrictions in, the private sector. These policies have been coupled with a plan to redirect the government's central planning function away from the allocation of resources and closer to the issuance of indicative guidelines. While the government's policies have resulted in improved economic performance, there can be no assurance that the economic recovery will be sustained. Moreover, there can be no assurance that these economic reforms will persist. In April and May of 2004, general elections took place in India resulting in a change in the ruling coalition government of Prime Minister Atal Bihari Vajpayee, which originally came to power in 1999. There can be no assurance that the newly elected, Congress Party-led government will continue the program of economic liberalization, which may adversely affect Indian laws and policies affecting foreign investment and currency exchange. Uncertainties relating to the recent Indian general elections and the corresponding potential changes in Indian economic policies may cause significant volatility in the price and trading volumes of Indian securities. For example, on May 17, 2004, the BSE and NSE recorded their biggest single-day falls ever and trading was temporarily suspended in response to investors' concerns over potential changes in Indian economic policies as a result of the election of a new Congress Party-led government. Such changes in economic policies, or lack of movement towards economic liberalization, could negatively affect the general business and economic conditions in India, which could in turn affect the Fund's investments.

There is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war or terrorist attacks) which could affect adversely the economy of India or the value of the Fund's investments.

In addition, it may be difficult to obtain and enforce a judgment in a court in India, including in a case where there is a default with respect to the security of an Indian issuer or with respect to any other claim that the Fund may have against an issuer or its directors and officers. As a result, even if the Fund initiates a suit against the issuer in a U.S. court, it may not be possible for the Fund to effect service of process in India. Furthermore, if the Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in India as India is not a party to any international treaty with respect to the recognition or enforcement of foreign judgments. Provisions of Indian law regulate the enforcement of foreign judgments and such laws contain broad exceptions. In addition, a party seeking to enforce a foreign judgment in India is also required to obtain approval from the Reserve Bank of India to execute such judgment or to repatriate any amount recovered outside of India.

The Indian population is comprised of diverse religious, linguistic and ethnic groups and religious and border disputes continue to be a problem in India. In 1993, the longstanding disagreements between the Hindu and Muslim populations resulted in communal violence in the aftermath of the destruction of a mosque in Ayodhya by Hindu radicals. More recently, there has been communal violence between Hindus and Muslims in the western Indian state of Gujarat. Moreover, India has, from time to time, experienced civil unrest and hostility with neighboring countries such as Pakistan. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the border Indian state of Jammu and Kashmir remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could have a negative affect on the economy and, consequently, adversely affect the Fund's investments. Additionally, since early 2003 there have been military hostilities and civil unrest in Afghanistan, Iraq and other Asian countries. These events could adversely influence the Indian economy and, as a result, negatively affect the Fund's investments. See Appendix A for a further discussion of these issues.

Foreign Currency and Hedging Transactions, Options and Futures Contracts

The Fund's assets will be invested primarily in equity securities of Indian issuers and substantially all of the income received by the Fund will be in Rupees. However, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the Rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the Rupees to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan." The liquidation of investments, if required, may also have an adverse impact on the Fund's performance. See "Taxation-U.S. Federal Income Taxes" and "Appendix A: The Republic of India."

For a list of exchange rate movements between U.S. dollars and Rupees in the last several years, see "Appendix A: The Republic of India."

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and Rupees. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

To the extent available, the Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. The Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets. In order to hedge against adverse market shifts, the Fund may purchase put and call options on securities, write covered call options on securities and enter into securities index futures contracts and related options. The Fund also may hedge against interest rate fluctuations affecting portfolio securities by entering into interest rate futures contracts and options thereon. For a description of such hedging strategies, see "Investment Objective and Policies-Foreign Currency Hedging Transactions, Options and Futures Contracts" and "Appendix B: Description of Various Foreign Currency and Interest Rate Hedges and Options on Securities and Securities Index Future Contracts and Related Options."

Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security that it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is, however, no limit on the amount of the Fund's assets that can be put at risk through the use of futures contracts and options thereon, and the value of the Fund's futures contracts and options thereon may equal 100% of the Fund's total assets. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging had not been used. See "Appendix B: Description of Various Foreign Currency and Interest Rate Hedges and options on Securities and Securities Index Future Contracts and Related Options."

Smaller Company Risk

The Fund also may invest in the securities of less seasoned and smaller and mid-capitalization Indian companies. Investments in the securities of these companies may present greater opportunities for growth, but also involve greater risks than are customarily associated with investments in securities of more established and larger capitalization companies. The securities of less seasoned and smaller capitalization companies are often traded in the over-the-counter market and have fewer market makers and wider price spreads, which may in turn result in more abrupt and erratic market price movements and make the Fund's investments more vulnerable to adverse general market or economic developments than would investments only in large, more established Indian companies. It is more difficult to obtain information about less seasoned and smaller capitalization companies because they tend to be less well known and have shorter operating histories and because they tend not to have significant ownership by large investors or be followed by many securities analysts. Investments in larger and more established companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel.

Illiquid Securities Risk

The Fund may invest in illiquid securities. Illiquid securities are securities that are not readily marketable. The prices of such securities may change abruptly and erratically, and investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a price approximating the value at which the Fund carries the securities on its books, as well as restrict its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund's operations require cash, such as when the Fund repurchases shares or pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Tax Risk

The Fund currently operates through a branch in the Republic of Mauritius to take advantage of favorable tax treatment by the Indian government pursuant to a taxation treaty between India and Mauritius. Recently, the Supreme Court of India upheld the validity of this tax treaty in response to a challenge in a lower court contesting the treaty's applicability to entities such as the Fund; however, there can be no assurance that any future challenge will result in a favorable outcome. Any change in the provisions of this treaty or in its applicability to the Fund could result in the imposition of withholding and other taxes on the Fund by India, which would reduce the return to the Fund on its investments.

The Fund has historically elected and intends to continue to elect to "pass-through" to the Fund's stockholders as a deduction or credit the amount of foreign taxes paid by the Fund. The taxes passed through to stockholders are included in each stockholder's income. Certain stockholders, including some non-U.S. stockholders, are not entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit, or be eligible to be passed through to stockholders. See "Taxation."

Net Asset Value Discount; Non-Diversification

Shares of closed-end investment companies frequently trade at a discount from their net asset values and initial offering price. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund's net asset value will decrease. The Fund cannot predict whether its own shares will trade at, below or above net asset value.

Although the Fund's shares of common stock have recently traded on the New York Stock Exchange at a premium to their net asset value, the Fund's shares have traded at a discount to their net asset value in the past. There can also be no assurance that the Fund's shares will trade at a premium in the future or that the present premium is sustainable.

The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See "Taxation-U.S. Federal Income Taxes" and "Investment Restrictions."

Anti-Takeover Provisions

The Fund's Articles of Incorporation and Amended and Restated Bylaws contain certain anti-takeover provisions that, among other things, may have the effect of inhibiting the Fund's possible conversion to open-end status and delaying or limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Fund's Board of Directors has determined that these provisions are in the best interests of stockholders generally. See "Common Stock."

Higher Operating Expenses

The Fund's estimated annual operating expenses are higher than those of most other investment companies that invest predominately in the securities of U.S. companies, primarily because of the additional time and expense required of the Adviser in pursuing the Fund's objective of long-term capital appreciation through investing in equity securities of Indian issuers. Investments in Indian equity securities require additional time and expense because the available public information regarding such securities is more limited in comparison to, and not as comprehensive as, the information available for U.S. equity securities. In addition, brokerage commissions, custodial fees and other fees are generally higher for investments in foreign securities markets. As a result of these higher expected operating expenses, the Fund needs to generate higher relative returns to provide investors with an equivalent economic return.

Market Disruptions

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. and worldwide economies and securities markets.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of the Fund that may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (as defined in "Investment Objective and Policies"). Except in the case of borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction. Also, if the Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth below, it will not constitute a violation if, prior to the time the Fund is considered to be obligated to purchase additional securities upon exercise of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

As a matter of fundamental policy:

(1) The Fund will not invest more than 25% of its total assets in a particular industry (including for this purpose any securities issued by a government other than the U.S. government).

(2) The Fund may not make any investment for the purpose of exercising control or management.

(3) The Fund may not buy or sell commodities or commodity contracts or real estate or interests in real estate, except that it may purchase and sell futures contracts on stock indices and foreign currencies, securities which are secured by real estate or commodities, and securities of companies which invest or deal in real estate or commodities.

(4) The Fund may not make loans, except that the Fund may (i) buy and hold debt instruments in accordance with its investment objective and policies, (ii) enter into repurchase agreements to the extent permitted under applicable law, and (iii) make loans of portfolio securities.

(5) The Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

(6) The Fund may issue senior securities or borrow money in an amount not in excess of 331/3% of the Fund's total assets (not including the amount borrowed).

(7) The Fund may purchase securities on margin and engage in short sales of securities.

In compliance with the 1940 Act, the Fund will not invest 25% or more of its total assets in a particular industry.

As a matter of operating policy, which may be changed by the Fund's Board of Directors without shareholder vote:

(1) The Fund will not purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

(2) The Fund will not make short sales of securities or maintain a short position (except that the Fund may maintain short positions in foreign currency contracts, options and futures contracts).

(3) The Fund will not issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from a lender (i) for temporary or emergency purposes, (ii) for such short-term credits necessary for the clearance or settlement of the transactions, (iii) to finance repurchases of its shares (see "Common Stock") or (iv) to pay any dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Code or otherwise to avoid taxation under the Code, in amounts not exceeding 331/3% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), provided that the Fund will not purchase additional portfolio securities when its borrowings exceed 5% of its total assets. The Fund may pledge its total assets to secure borrowings.

Unlike fundamental policies, operating policies of the Fund may be changed by the Directors of the Fund, without a vote of the Fund's stockholders, if the Directors determine such action is warranted. The Fund will notify its stockholders of any change in any of the operating policies set forth above. Such notice shall also include a discussion of the increased risks of investment in the Fund, if any, associated with such a change.

Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. See also "Taxation-U.S. Federal Income Taxes-Passive Foreign Investment Companies."

As a result of legal restrictions or market practices or both, the Fund, as a U.S. entity, may be precluded from purchasing shares in public offerings by certain Indian issuers.

In addition to the foregoing restrictions, the Fund may be subject to investment limitations, portfolio diversification requirements and other restrictions imposed by India.

MANAGEMENT OF THE FUND

Board of Directors of the Fund

The Board of Directors of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Directors review various services provided by or under the direction of the Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Directors also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Under state law, the duties of the Directors are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Director to exercise his or her powers in the interest of the Fund and not the Director's own interest or the interest of another person or organization. A Director satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Director reasonably believes to be in the best interest of the Fund and its stockholders.

Directors and Officers of the Fund

The Board of the Fund consists of six Directors. Certain of these individuals also serve as directors or trustees for other funds advised by the Morgan Stanley Investment Advisors Inc. (the "Retail Funds") and certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP (the "Institutional Funds"). Five Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Directors. The other Director (the "Management Director") is affiliated with the Adviser.

The Independent Directors of the Fund, his or her age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of December 31, 2004) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Advisors Inc.).

Name, Address, and Age	Position Held with Fund	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Directors

Gaetan Bouic† Les Jamalacs Building, 2nd Floor Vieux Conseil Street Port Louis, Mauritius (70)	Class II Director	Since 2001	Finance Manager of United Basalt Products Ltd. (manufacturing company).	1	Mauritius Venture Capital Fund Ltd., Swiss Technology Venture Capital Fund (Private) Ltd., CDC Financial Services (Mauritius) Ltd., Standard Bank Trust Company (Mauritius) Ltd., Harel Mallac & Co., Ltd. (manufacturing company) and Harel Freres Ltd. (sugarcane refining company).

Name, Address, and Age	Position Held with Fund	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Joseph J. Kearns c/o Kearns & Associates LLC PMB 754 23852 Pacific Coast Highway Malibu, California 90265 (63)	Class III Director	Since 2003	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001–July 2003); formerly Chief Financial Officer of The J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Ravindranath Santosh Kumar Hazareesing Morcellement St Andrews – Rose Hill, Mauritius (55)	Class II Director	Since 2003	Self-employed Management Consultant.	1	None.

Marie Joseph Raymond LaMusse Le Belvedere De Chazal de Mee Building 10 Frere Felix de Valois Street Port Louis, Mauritius (72)	Class III Director	Since 2001	Independent Financial Controller and Director.	1	Director of Southern Cross Tourist Co. Ltd., Union Sugar Estate Co., Ltd., Jean Vaulbert de Chantilly Limited, Building and Civil Engineering Co., Ltd., Blanche Birger Building Materials Co., Ltd., Miroverre Co., Ltd. System Building Contracting Co., Ltd., Granville Ltd. and B.T.P Holdings Ltd.

Fergus Reid c/o Lumelite Plastics Corporation 85 Charles Colman Boulevard Pawling, New York 12564 (73)	Class I Director	Since 1995	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

**  Each class of Directors has a term of office of three years.

The Director who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the management Director (as of December 31, 2004) and the other directorships, if any, held by the Director, is shown below.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Interested Directors

Ronald E. Robison* 1221 Avenue of the Americas New York, New York 10020 (66)	Class I Director	Since 2001	President (since September 2005) and Principal Executive Officer of funds in the Fund Complex (since May 2003); Managing Director of Morgan Stanley & Co. Incorporated and Morgan Stanley; Managing Director and Director of Morgan Stanley Investment Management Inc., Morgan Stanley Distribution Inc. and Morgan Stanley Distributors Inc.; Managing Director, Chief Administrative Officer and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chief Executive Officer and Director of Morgan Stanley Trust; Director of Morgan Stanley SICAV (since May 2004); President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; previously, Executive Vice President (July 2003–September 2005) of funds in the Fund Complex and the Van Kampen Funds. He was also previously President and Director of the Institutional Funds (March 2001–July 2003), Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Chief Executive Officer and Chairman of Van Kampen Investor Services.	1	None.

*  "Interested person" of the Fund within the meaning of the 1940 Act. Mr. Robison is a Managing Director of Morgan Stanley & Co. Incorporated, the Adviser, Morgan Stanley and Morgan Stanley Investment Advisors.

**  Each class of Directors has a term of office of three years.

Name, Address, and Age of Executive Officer	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
Ronald E. Robison Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, New York 10020 (66)	President and Director	President and Director since 2001	President (since September 2005) and Principal Executive Officer of funds in the Fund Complex (since May 2003); Managing Director of Morgan Stanley & Co. Incorporated and Morgan Stanley; Managing Director and Director of Morgan Stanley Investment Management Inc., Morgan Stanley Distribution Inc. and Morgan Stanley Distributors Inc.; Managing Director, Chief Administrative Officer and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chief Executive Officer and Director of Morgan Stanley Trust; Director of Morgan Stanley SICAV (since May 2004); President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; previously, Executive Vice President (July 2003–September 2005) of funds in the Fund Complex and the Van Kampen Funds. He was also previously President and Director of the Institutional Funds (March 2001–July 2003), Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Chief Executive Officer and Chairman of Van Kampen Investor Services.

Name, Address, and Age of Executive Officer	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
Amy R. Doberman Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, New York 10020 (43)	Vice President	Vice President since 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); previously Managing Director and General Counsel-Americas, UBS Global Asset Management (July 2000–July 2004) and General Counsel, Aeltus Investment Management Inc. (January 1997–July 2000).

Carsten Otto Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, New York 10020 (41)	Chief Compliance Officer	Chief Compliance Officer since 2004	Executive Director and U.S. Director of Compliance for the Adviser (since October 2004); Executive Director of Morgan Stanley Investment Advisors Inc. and the Adviser; formerly Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, New York 10020 (38)	Vice President	Vice President since 1997	Executive Director of Morgan Stanley & Co. Incorporated, the Adviser and Morgan Stanley Investment Advisors Inc.; Vice President of the Institutional Funds (since December 1997) and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).

James E. Garrett Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, New York 10020 (36)	Treasurer and Chief Financial Officer	Treasurer since 2002 and Chief Financial Officer since 2003	Head of Global Fund Administration of Morgan Stanley Investment Management; Executive Director of Morgan Stanley & Co. Incorporated and the Adviser; Treasurer (since February 2002) and Chief Financial Officer (since July 2003) of the Institutional Funds; previously with PriceWaterhouse LLP (now PricewaterhouseCoopers LLP).

Michael J. Leary J.P. Morgan Investor Services Co. 73 Tremont Street Boston, Massachusetts 10020 (38)	Assistant Treasurer	Assistant Treasurer since 2003	Assistant Director and Vice President of Fund Administration, JPMorgan Investor Services Co. (formerly Chase Global Funds Services Company); formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, New York 10020 (38)	Secretary	Secretary since 1999	Executive Director of Morgan Stanley & Co. Incorporated, the Adviser and Morgan Stanley Investment Advisors Inc.; Secretary of the Institutional Funds (since June 1999) and the Retail Funds (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

**  Each Officer serves an indefinite term, until his or her successor is elected.

The Board of Directors of the Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee provides assistance to the full Board of Directors with respect to the engagement of independent registered public accounting firm and the qualifications, independence and performance of the independent registered public accounting firm. The Audit Committee also, among other things, reviews with the independent registered public accounting firm, the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The Audit Committee of the Fund met two times during the fiscal year ended December 31, 2004.

The members of the Fund's Audit Committee are currently Gaetan Bouic, Joseph J. Kearns, Ravindranath Santosh Kumar Hazareesing, Marie Joseph Raymond La Musse and Fergus Reid. None of the members of the Fund's Audit Committees is an "interested person," as defined under the 1940 Act, of the Fund (with such disinterested Directors being "Independent Directors" or individually, an "Independent Director"). Each Independent Director is also "independent" from the Fund as defined under the listing standards of the New York Stock Exchange. The current Chairman of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any committees of the Board and oversees periodic evaluations of the Fund's Board and its committees. A further description of, among other things, the goals and responsibilities of the Governance Committee with respect to Board candidates and nominees and Board composition, procedures and committees can be found in the Governance Committee Charter for the Fund, which was attached to the proxy statement for the Fund distributed in 2004. The members of the Fund's Governance Committee are currently Gaetan Bouic, Joseph J. Kearns, Ravindranath Santosh Kumar Hazereesing, Marie Joseph Raymond La Musse and Fergus Reid, each of whom is an Independent Director. The current Chairman of the Governance Committee is Fergus Reid. The Fund's Governance Committee met two times during the fiscal year ended December 31, 2004.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Gaetan Bouic, Joseph J. Kearns, Ravindranath Santosh Kumar Hazareesing, Marie Joseph Raymond La Musse and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described below under "-Stockholder Communications."

There were four meetings of the Board of Directors of the Fund held during the fiscal year ended December 31, 2004. For the 2004 fiscal year, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served held during the time such Director was a member of the Board.

Stockholder Communications

Stockholders may send communications to the Fund's Board of Directors. Stockholders should send communications intended for the Fund's Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Remuneration of Directors of the Fund

The officers of the Fund, together with the Adviser, conduct and supervise the Fund's daily business operations. The Directors review and supervise the actions of the officers and the Adviser and decide general policy.

The Fund pays to each of its Mauritian Directors who is not an officer or employee of the Adviser or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $7,500 plus $750 for each meeting of the Board of Directors or a committee of the Board attended in person. The Fund pays to each of its non-Mauritian Directors who is not an officer or employee of the Adviser or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $5,000.

Certain of the Independent Directors have entered into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director may defer to a later date the receipt of the Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director. Through December 31, 2003, such credited amounts accrued income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method was elected by the Director. Effective April 1, 2004, the Fee Arrangement was modified to allow for amounts deferred pursuant to the Fee Arrangement to accrue income from and after such date (or after the date of credit, for amounts subsequently deferred) in an amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested in the shares of one or more (up to a maximum of four) of 15 funds provided as investment options under the Fee Arrangement and selected by the Director.

Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable by the Fund in cash upon such Director's resignation from the Board of Directors of the Fund in a lump sum or in generally equal annual installments over a period of five years beginning after such Director's separation from service. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. In addition, it is possible that there may be accelerated payments of all unpaid amounts in the deferred fee account maintained by the Fund in connection with either a change of control of the Fund or the liquidation, dissolution or winding up of the Fund (or various similar types of events or conditions).

Set forth below are tables showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund Complex for their services as Directors of such investment companies for the fiscal year ended December 31, 2004. In all cases, there were no pension or retirement benefits accrued as part of the Fund's expenses.

The amounts reflected in the following tables include amounts paid by the Fund Complex for services rendered during the fiscal year ended in 2004 for each fund within the Fund Complex, regardless of whether such amounts were actually received by the Directors and nominees during such fiscal year.

Name of Directors	Aggregate Compensation from the Fund	Total Compensation from Funds and Fund Complex Paid to Directors and (Number of Other Funds and Portfolios in Fund Complex)(2)(3)
Interested Director
Robison(1)	-	$0	(0)
Independent Director
Bouic	$10,500	$10,500	(0)
Kearns(3)	$5,000	$211,000	(197)
Hazareesing	$10,500	$10,500	(0)
La Musse	$10,500	$10,500	(0)
Reid(3)	$5,000	$213,000	(197)

(1)  "Interested person" of the Fund within the meaning of the 1940 Act.

(2)  Amounts shown in this column also include amounts received by each Director for service on the Board of other funds affiliated with the Fund, which are part of the Fund Complex.

(3)  Amounts shown in this table include certain amounts deferred by Messrs. Kearns and Reid pursuant to the Fee Arrangement described above. For the amounts deferred by Messrs. Kearns and Reid, please refer to the table below.

The following table sets forth information regarding amounts deferred by certain Directors of their aggregate compensation from the Fund and the Fund Complex, in each case pursuant to the Fee Arrangement described above.

Name of Directors	Total Deferred Compensation from Fund	Total Deferred Compensation from Fund and Fund Complex
Kearns	-	$584,856
Reid	$55	$667,002

As of October 31, 2005, the Directors and officers of the Fund as a group owned beneficially and of record less than 1% of the Fund's outstanding shares.

The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of one class will expire and is elected at the annual meeting of stockholders. See "Common Stock."

The Articles of Incorporation and the By-Laws of the Fund provide that the Fund will indemnify directors, officers, employees or agents of the Fund to the fullest extent permitted by the Maryland General Corporation Law (the "MGCL") and the 1940 Act. Under Maryland law, a corporation may indemnify any director or officer made a party to any proceeding by reason of service in that capacity unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. The Articles of Incorporation further provide that to the fullest extent permitted by the MGCL, and subject to the requirements of the 1940 Act, no director or officer will be liable to the Fund or its stockholders for money damages. Under Maryland law, a corporation may restrict or limit the liability of directors or officers to the corporation or its stockholders for money damages, except to the extent that such liability results from (1) the actual receipt of an improper benefit or profit in money, property, or services, or (2) active and deliberate dishonesty established by a final judgment as being material to the cause of action adjudicated in the proceeding. Nothing in the Articles of Incorporation or the By-Laws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or protects or indemnifies a director or officer of the Fund against any liability to the Fund or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

To the knowledge of the management of the Fund, no person owned beneficially more than 5% of the Fund's outstanding shares as of October 31, 2005.

The Adviser and Sub-Adviser

Morgan Stanley Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement. The Adviser is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser provides portfolio management services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and fixed income securities. As of October 31, 2005, the Adviser was responsible for US$422 billion of assets under management. The Adviser's principal address is 1221 Avenue of the Americas, New York, New York 10020. The Adviser currently acts as adviser for 89 investment funds, including 89 funds registered under the 1940 Act.

The Adviser was one of the first non-Indian institutional investors to enter the Indian capital market in 1989. The Adviser has a Mumbai office which employs 11 professionals and is currently one of the largest portfolio managers in India.

The Adviser emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of equity investment opportunities worldwide. The Adviser draws upon the capabilities of its asset management specialists located in its various offices throughout the world, including New York, London, Singapore, Tokyo and Mumbai. It also draws upon the research capabilities of Morgan Stanley and its other affiliates, as well as the research and investment ideas of other companies whose brokerage services the Adviser utilizes.

The sub-adviser is Morgan Stanley Investment Management Company (the "Sub-Adviser"), a wholly-owned subsidiary of Morgan Stanley, whose address is 23 Church Street, 16-01 Capital Square, Singapore 049481.

Investment Advisory and Management Agreement; Sub-Advisory Agreement

Under the terms of the Investment Advisory and Management Agreement, the Adviser will make all investment decisions, prepare and make available research and statistical data, and supervise the purchase and sale of securities on behalf of the Fund, including the selection of brokers and dealers to carry out the transactions, all in accordance with the Fund's investment objective and policies, under the direction and control of the Fund's Board of Directors. The Adviser also will be responsible for maintaining records and furnishing or causing to be furnished all required records or other information of the Fund to the extent such records, reports and other information are not maintained or furnished by the Fund's administrators, custodians or other agents. The Adviser will pay the salaries and expenses of the Fund's officers and employees, as well as the fees and expenses of the Fund's Directors, who are directors, officers or employees of the Adviser or any of its affiliates. However, the Fund will bear travel expenses or an appropriate fraction thereof of officers and Directors of the Fund who are directors, officers or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof.

The Fund will pay all of its other expenses, including, among others, organization expenses (but not the overhead or employee costs of the Adviser); legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment and share purchase plan (except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses; and costs of stockholders' and other meetings.

For services under the Investment Advisory and Management Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund's average weekly net assets. The Fund's advisory fees are higher than advisory fees paid by most U.S. investment companies investing exclusively in the securities of U.S. issuers, primarily because of the additional time and expense required of the Adviser in pursuing the Fund's objective by investing in securities of Indian issuers. This investment objective entails additional time and expense because available public information concerning securities of Indian issuers is limited in comparison to that available for U.S. companies and accounting standards are more flexible. In addition, available research concerning Indian issuers is not comparable to available research concerning U.S. companies.

Under the Investment Advisory and Management Agreement, the Adviser is permitted to provide investment advisory services to other clients, including clients who may invest in emerging country equity securities. Conversely, information furnished by others to the Adviser in the course of providing services to clients other than the Fund may be useful to the Adviser in providing services to the Fund.

The Investment Advisory and Management Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board of Directors who are not "interested persons" of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a majority vote of either the Fund's Board of Directors or the Fund's outstanding voting securities. The Investment Advisory and Management Agreement may be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days' written notice. The Investment Advisory and Management Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act.

The Investment Advisory and Management Agreement provides that the Adviser will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Investment Advisory and Management Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Investment Advisory and Management Agreement.

A discussion regarding the basis for the Board of Directors' approval of the Investment Advisory and Management Agreement is available in the Fund's semi-annual report to shareholders for the period ended June 30, 2005.

Pursuant to the Sub-Advisory Agreement, the Sub-Adviser has been retained, subject to the overall supervision of the Adviser, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends with respect to Indian issuers and to manage the portion of the Fund's portfolio invested in securities issued by issuers located in India. The Adviser pays the Sub-Adviser on a monthly basis a portion of the advisory fees the Adviser receives from the Fund.

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Sub-Adviser under the Sub-Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed and considered the qualifications of the portfolio manager, the senior administrative managers and other key personnel of the Sub-Adviser who would provide the investment advisory services to the Fund. The Board noted that the portfolio manager at the Sub-Adviser who would manage the Fund was previously employed by the Adviser and managing the Fund. The Board determined that the Sub-Adviser's portfolio manager and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the investment advisory services to be provided by the Sub-Adviser were necessary and appropriate for the conduct of the business and investment activities of the Fund.

Performance Relative to Comparable Funds Managed by Other Advisers.  The Board also noted the Fund's performance for the one-, three- and five-year periods ended March 31, 2005, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Fund's performance was better than its performance peer group average for all three periods. The Board concluded that the Fund's performance was satisfactory.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers.  The Board reviewed the investment advisory fee, including the fee paid to the Adviser and the Sub-Adviser, and administrative fees paid to the Administrator (together, the "management fee") paid by the Fund and the total expense ratio of the Fund. The Board noted that: (i) the Fund's management fee rate was higher than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report for the Fund; but (ii) the Fund's total expense ratio was lower than the average total expense ratio of the funds included in the Fund's expense peer group. The Board concluded that the Fund's management fee rate was competitive in light of the fact that the Adviser, in the past, had managed the Fund so that the total expense ratio of the Fund was less than the total expense ratio of the funds in the expense peer group average.

Breakpoints and Economies of Scale.  The Board then reviewed the structure of the Fund's management fee and noted that it does not include any breakpoints. The Board considered that the Fund is closed-end and, therefore, that the Fund's assets are not likely to grow over time with new sales. The Board concluded that economies of scale for this Fund were not a factor that needed to be considered at this time.

Sub-Adviser Financially Sound and Financially Capable of Meeting the Fund's Needs.  The Board considered whether the Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Agreement. The Board noted that the Sub-Adviser's operations remain profitable, although increased expenses in recent years have reduced the Sub-Adviser's profitability. The Board concluded that the Sub-Adviser has the financial resources necessary to fulfill its obligations under the Sub-Advisory Agreement.

Other Factors and Current Trends.  The Board considered the controls and procedures adopted and implemented by the Sub-Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Sub-Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Fund and its stockholders to approve the Sub-Advisory Agreement.

Portfolio Manager

The Fund's assets are managed within the Adviser's Emerging Markets Equity Team. The members of the team who are currently responsible for the day-to-day management of the Fund are Ruchir Sharma and Narayan Ramachandran, each a Managing Director of the Adviser. Ruchir Sharma has worked for the Adviser since 1996 and has been managing the Fund since January 2001. Narayan Ramachandran has worked for the Adviser since 1996 and has been managing the Fund since October 2005. The individual portfolio managers do not make unilateral investment decisions. The portfolio managers make all investment decisions collaboratively. At least two of the portfolio managers must agree on an investment decision before it is implemented. If the Fund is managed by only two portfolio managers, both must agree on any purchase or sale decision.

The Adviser's Emerging Markets Equity team is comprised of 15 dedicated portfolio manager/analysts that have extensive experience in analyzing emerging markets equity securities for investors. The Adviser's regional teams (Asia ex Japan, Latin America, Emerging Europe, Middle East, Africa and India Sub-Continent) are responsible for stock selection. Ruchir Sharma and Narayan Ramachandran serve as co-lead portfolio managers, and as such are ultimately responsible for overall portfolio performance and construction.

Other Accounts Managed by the Portfolio Managers. As of June 30, 2005, Ruchir Sharma managed six mutual funds with a total of $3.1 billion in assets; four pooled investment vehicles other than mutual funds with a total of $1.4 billion in assets; and two other accounts with a total of $523 million in assets. Narayan Ramachandran managed seven mutual funds with a total of $3.1 billion in assets; six pooled investment vehicles other than mutual funds with a total of $3.8 billion in assets; and 28 other accounts with a total of $5.2 billion in assets. Of these 28 other accounts, six accounts with a total of $1.5 billion had performance-based fees.

Securities Ownership of Portfolio Managers. As of December 31, 2004, the dollar range of securities beneficially owned by each of Ruchir Sharma and Narayan Ramachandran in the Fund was $0 and $50,001-$100,000, respectively.

Portfolio Manager Compensation Structure. The portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio managers.

Base Salary Compensation. Generally, the portfolio managers receive base salary compensation based on the level of his or her position with the Adviser.

Discretionary Compensation. In addition to base compensation, the portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•  Cash Bonus;

•  Morgan Stanley's Equity Incentive Compensation Program (EICP) Awards-a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•  Investment Management Deferred Compensation Plan (IMDCP) Awards-a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. A portfolio manager must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds he or she manages that are included in the IMDCP fund menu, which may or may not include the Fund;

•  Voluntary Deferred Compensation Plans-voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•  Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for the one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund's investment performance is measured against the Bombay Stock Exchange (BSE) National Index. Other funds/accounts managed by the same portfolio manager may be measured against this same index, if appropriate, or against another index (or indices) that is deemed a more appropriate size-and/or style-specific to such fund/account as disclosed in such fund's/account's disclosure materials or guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts is described above under "Other Accounts Managed by the Portfolio Managers." Generally, the greatest weight is placed on the three- and five-year periods;

•  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

•  Contribution to the business objectives of the Adviser;

•  The dollar amount of assets managed by the portfolio manager;

•  Market compensation survey research by independent third parties;

•  Other qualitative factors, such as contributions to client objectives; and

•  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

The Administrator

Morgan Stanley Investment Management Inc. serves as administrator to the Fund pursuant to the Administrative Agreement. Under the Administrative Agreement, the administrative fee is 0.08% of the Fund's average weekly net assets. As approved by the Board of Directors, Morgan Stanley Investment Management Inc. has agreed to limit the administration fee so that it will be no greater than 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. The Administrative Agreement covers administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administrative Agreement, which were previously borne by Fund), except pricing services and extraordinary expenses.

Multiconsult, Ltd., whose registered office is in Mauritius, provides sub-administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

J.P. Morgan Investor Services Co. provides fund accounting and other services pursuant to a sub-administrative agreement, dated November 1, 2004, with Morgan Stanley Investment Management Inc. and receives compensation from Morgan Stanley Investment Management Inc. for these services.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser places orders for securities to be purchased by the Fund. The primary objective of the Adviser in choosing brokers for the purchase and sale of securities for the Fund's portfolio will be to obtain the most favorable net results taking into account such factors as price, commission, size of order, difficulty of execution, and the degree of skill required of the broker-dealer. The capability and financial condition of the broker may also be criteria for the choice of that broker. The placing and execution of orders for the Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including the Adviser or its affiliates). The Fund may utilize affiliates of the Adviser in connection with the purchase or sale of securities in accordance with rules adopted or exemptive orders granted by the SEC when the Adviser believes that the charge for the transaction does not exceed usual and customary levels. In addition, the Fund may purchase securities in a placement for which affiliates of the Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of the Adviser acting as principal.

The Adviser on behalf of the Fund may place brokerage transactions through brokers, including Morgan Stanley & Co. Incorporated and its affiliates, who provide it with investment research services, including market and statistical information and quotations for the Fund's portfolio valuation purposes. The terms "investment research" and "market and statistical information and quotations" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and potential buyers or sellers of securities, as well as the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy, each and all as consistent with those services mentioned in Section 28(e) of the Exchange Act.

Research provided to the Adviser in advising the Fund is in addition to and not in lieu of the services required to be performed by the Adviser itself, and the Adviser's fees are not reduced as a result of the receipt of such supplemental information. It is the opinion of the management of the Fund that such information is only supplementary to the Adviser's own research efforts, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information is necessarily used by the Adviser in connection with the Fund. Conversely, information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may prove useful to the Adviser in providing services to the Fund.

The Fund's Board of Directors reviews at least annually the commissions allocated by the Adviser on behalf of the Fund to determine if such allocations were reasonable in relation to the benefits inuring to the Fund.

Brokerage commissions paid by the Fund for the fiscal years ended December 31, 2002, 2003 and 2004 were US$215,451, US$638,295 and US$1,323,350, respectively. For the fiscal years ended December 31, 2002 and 2003 the Fund paid US$38,000 and US$8,300, respectively, to affiliates. The Fund did not pay any brokerage commissions to affiliates for the fiscal year ended December 31, 2004.

NET ASSET VALUE

The Fund determines its net asset value no less frequently than the close of business on the last business day of each week by dividing the value of the net assets of the Fund (the value of its assets less its liabilities) by the total number of shares of Common Stock outstanding. In valuing the Fund's assets, equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange. Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the New York Stock Exchange, as determined in good faith under procedures established by the Board of Directors. All assets or liabilities of the Fund not denominated in U.S. dollars are initially valued in the currency in which they are denominated and then are translated into U.S. dollars at the prevailing foreign exchange rate on the date of valuation. The Fund's obligation to pay any local taxes, such as withholding taxes on remittances from India, are booked as a liability on the date the Fund recognizes income or marks-to-market its assets and has the effect of reducing the Fund's net asset value.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund distributes to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and any net realized capital gains. See "Taxation-U.S. Federal Income Taxes." The Fund may elect annually to retain for reinvestment any net realized long-term capital gains.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder is deemed to have elected, unless the Plan Agent is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent"), in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o the Plan Agent for Morgan Stanley India Investment Fund, Inc.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or realized capital gains distribution payable either in the Fund's Common Stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or to be purchased in the open market by the Plan Agent. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy the Fund's shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants' account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent uses all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. No participant has any authority to direct the time or price at which the Plan Agent may purchase the Common Stock on its behalf. Any voluntary cash payments received more than thirty days prior to January 15 will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested. All voluntary cash payments should be made by check drawn on a U.S. bank (or a non-U.S. bank, if U.S. currency is imprinted on the check) made payable to American Stock Transfer & Trust Company payable in U.S. dollars and should be mailed to the Plan Agent for Morgan Stanley India Investment Fund, Inc. at American Stock Transfer & Trust Company, Dividend Reinvestment and Cash Purchase Plan, 59 Maiden Lane, New York, New York 10030.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy includes those shares purchased pursuant to the Plan.

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by the Fund. However, each participant's account is charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant also pays brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are generally less than the usual brokerage charges, because the Plan Agent purchases stock for all participants in blocks and prorates the lower commission thus attainable.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax which may be payable on such dividends and distributions. See "Taxation-U.S. Federal Income Taxes."

Experience under the Plan indicates that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for Morgan Stanley India Investment Fund, Inc. at American Stock Transfer & Trust Company, Dividend Reinvestment and Cash Purchase Plan, 59 Maiden Lane, New York, New York 10030.

TAXATION

U.S. Federal Income Taxes

Rights

The receipt and the exercise of the Rights should not be taxable for U.S. federal income tax purposes. In general, if exercised, the tax basis of the Rights received should be determined by allocating to the Rights a portion of the recipient's existing tax basis in its shares with respect to which the distribution is made. However, if the Rights have a fair market value, at the time of the distribution, of less than 15% of the fair market value of the shares with respect to which the distribution is made, the Rights will have a basis of zero unless the recipient elects otherwise.

Generally, a stockholder will have a tax basis in any shares acquired upon exercise of the Rights equal to the Subscription Price plus the tax basis in the Rights, if any. The holding period of the shares will commence on the date of the exercise.

The Fund

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code; (b) diversify its holdings so that, at close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of any one such issuer and as to which the Fund must not have held more than 10% of the outstanding voting securities of any one such issuer which includes for these purposes equity securities of a qualified publicly traded partnership, no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses, and no more than 25% of the value of a regulated investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships. In addition, the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund's business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund's foreign currency gains as non-qualifying income.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income that it distributes to its stockholders, provided that at least 90% of its investment company taxable income for the taxable year is distributed to its stockholders; however, the Fund will be subject to tax on its income and gains, to the extent that it does not distribute to its stockholders an amount equal to such income and gains. Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, but does not include net long-term capital gains in excess of net short-term capital losses. The Fund intends to distribute annually to its stockholders substantially all of its investment company taxable income. If necessary, the Fund intends to borrow money or liquidate assets to make such distributions. If the Fund fails to satisfy the 90% distribution requirement or fails to qualify as a regulated investment company in any taxable year, it will be subject to tax in such year on all of its taxable income, whether or not the Fund makes any distributions to its stockholders.

Stockholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the stockholder receives such payments in additional shares or in cash. For taxable years beginning on or before December 31, 2008, the Fund may designate distributions of investment income derived from dividends of U.S. corporations or "qualified foreign corporations" as "qualified dividend income," provided holding period and other requirements are met by the Fund. Qualified dividend income will be taxed at the same rate as long-term capital gains. "Qualified foreign corporations" are corporations that are either eligible for benefits of a comprehensive income tax treaty with the United States or a corporation whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States To be eligible for the reduced rate, a corporation paying the dividend cannot be a passive foreign investment company ("PFIC') in the year of distribution or the prior year.

A dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Since the Fund will not invest in the stock of domestic corporations, distributions to corporate stockholders of the Fund will not be entitled to the deduction for dividends received by corporations.

As a regulated investment company, the Fund also will not be subject to U.S. federal income tax on its net long-term capital gains in excess of net short-term capital losses and capital loss carryovers, if any, that it distributes to its stockholders. If the Fund retains for reinvestment or otherwise an amount of such net long-term capital gains, it will be subject to a tax of up to 35% of the amount retained. The Board of Directors of the Fund will determine at least once a year whether to distribute any net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from prior years. The Fund expects to designate amounts retained as undistributed capital gains in a notice to its stockholders who are stockholders of record as of the close of a taxable year of the Fund who, if subject to U.S. federal income taxation (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (b) will be entitled to credit against their U.S. federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the basis of shares owned by a stockholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder's income. Distributions of net long-term capital gains, if any, by the Fund are taxable to its stockholders as long-term capital gains whether paid in cash or in shares and regardless of how long the stockholder has held the Fund's shares. Such distributions of net long-term capital gains are not eligible for the dividends received deduction. Under the Code, net long-term capital gains will be taxed at a rate no greater than 28% for individuals and 35% for corporations. Stockholders will be notified annually as to the U.S. federal income tax status of their dividends and distributions.

Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares equal to such amount.

If the net asset value of shares is reduced below a stockholder's cost as a result of a distribution by the Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution will receive a distribution which will be taxable to them. The amount of capital gains realized and distributed (which from an investment standpoint may represent a partial return of capital rather than income) in any given year will be the result of action taken for the best investment of the principal of the Fund, and may therefore vary from year to year.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated income, and stockholders may receive dividends in an earlier year than would otherwise be the case.

Under the Code, the Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, the Fund must distribute annually at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year. For this purpose, any income or gain retained by the Fund that is subject to corporate income tax will be treated as having been distributed at year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, in the previous year. For a distribution to qualify under the foregoing test, the distribution generally must be declared and paid during the year. Any dividend declared by the Fund in October, November or December of any year and payable to stockholders of record on a specified date in such a month shall be deemed to have been received by each stockholder on December 31 of such year and to have been paid by the Fund not later than December 31 of such year, provided that such dividend is actually paid by the Fund during January of the following year.

The Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. federal income tax purposes. The majority of the Fund's investments will be maintained and income therefrom calculated by reference to Rupees, and such calculations will not necessarily correspond to the Fund's distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates. Furthermore, exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

Amounts paid by the Fund to individuals and certain other stockholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the IRS as well as stockholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate equal to the fourth highest rate of tax applicable to a single individual (currently, 28%). An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Upon the sale or exchange of its shares, a stockholder will realize a taxable gain or loss depending upon the amount realized and the stockholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands, and will be long-term if the stockholder's holding period for the shares is more than 12 months and otherwise will be short-term. Long-term capital gain rates applicable to individuals have been reduced, in general, to 15% (or 5% for individuals in the 10% or 15% rate brackets); however, such rates are set to expire after December 31, 2008 absent further legislation. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gains distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on the sale of Fund shares held by the stockholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the stockholder with respect to such shares.

A repurchase by the Fund of shares generally will be treated as a sale of the shares by a stockholder provided that after the repurchase the stockholder does not own, either directly or by attribution under Section 318 of the Code, any shares. If, after a repurchase a stockholder continues to own, directly or by attribution, any shares, and has not experienced a meaningful reduction in its proportionate interest in the Fund, it is possible that any amounts received in the repurchase by such stockholder will be taxable as a dividend to such stockholder. If, in addition, the Fund has made such repurchases as part of a series of redemptions, there is a risk that stockholders who do not have any of their shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund.

Passive Foreign Investment Companies

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its stockholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and would require certain information to be furnished by the foreign corporation, which may not be provided. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments. Dividends paid by PFICs will not qualify as qualified dividend income eligible for taxation at reduced tax rates.

Foreign Tax Credits

Income and gains received by the Fund from sources outside the United States will be subject to withholding and other taxes imposed by India and possibly other foreign countries. If the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if, as expected, more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of Indian or other foreign corporations (which should include obligations issued by Indian or other government issuers), the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under United States income tax principles, as paid by its stockholders. The Fund expects to make this election. As a consequence, each stockholder will be required to include in its income an amount equal to its allocable share of such income taxes paid by the Fund to a foreign country's government and the stockholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. Stockholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from the Fund's election. However, these stockholders should not be disadvantaged either because the amount of additional income they are deemed to receive equal to their allocable share of such foreign countries' income taxes paid by the Fund generally will not be subject to U.S. federal income tax.

The amount of foreign taxes that may be credited against a stockholder's U.S. federal income tax liability will generally be limited, however, to an amount equal to the stockholder's United States federal income tax rate multiplied by its foreign source taxable income. In addition, this limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign source "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain stockholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. Shareholders should consult their own tax advisers with respect to making this election. Each stockholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its stockholders for that year and, if so, the notification will designate (i) the stockholder's portion of the foreign taxes paid to each country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within the country. The U.S. foreign tax credit rules are complex. Stockholders should consult their own tax advisors concerning the U.S. foreign tax credit rules and the applicability of any relevant treaty rules.

Foreign Stockholders

Taxation of a stockholder who, as to the United States, is a foreign investor depends, in part, on whether the stockholder's income from the Fund is "effectively connected" with a United States trade or business carried on by the stockholder.

In general, distributions (other than capital gain dividends) that are treated as dividends under the Code that are paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person (the Fund at this time does not anticipate to generate a significant amount of qualified U.S. interest investment income) and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. In addition distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations," will be treated as effectively connected income and generally subject to the rules discussed below. In respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs may give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax and may be subject to withholding under future regulations.

If a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a United States trade or business carried on by the foreign investor, dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to United States income tax at the rates applicable to United States citizens or domestic corporations. If the income from the Fund is effectively connected with a United States trade or business carried on by a foreign investor that is a corporation, then such foreign investor also may be subject to the 30% branch profits tax.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Stockholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

Notices

Stockholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders. Furthermore, stockholders will be sent, if appropriate, various written notices after the close of the Fund's taxable year as to the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

Indian Taxation

Effective October 1, 2004, for transactions conducted through a recognized stock exchange, there is no capital gains tax in India for long-term investments and the rate of capital gains tax for short-term investments is 10.455% (earlier, the capital gains rates were 10.455% for long-term investments and 31.365% for short-term investments, which will continue to apply to non-stock exchange transactions). The Fund invests in India through a registered branch office established in Mauritius and, as a result, obtains the benefits under the double taxation treaty between Mauritius and India ("Treaty"). To obtain benefits under the Treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for Treaty purposes. An entity which is a tax resident in Mauritius under the Treaty but has no branch or permanent establishment in India will not be subject to capital gains tax in India on the sale of securities, but is subject to a 15% (under Article 10 of the Treaty) withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997 and for the period from April 1, 2002 through March 31, 2003. During the period June 1, 1997 through March 31, 2002 and after April 1, 2003, dividend income from Indian companies was exempt from Indian income tax. Under the Treaty, the Fund currently is not subject to and does not accrue Indian withholding tax on interest earned on Indian securities. The Treaty benefits accorded to foreign investors were challenged by a non-governmental organization and the matter was litigated before India's Supreme Court (the highest court in India). In October 2003, India's Supreme Court upheld the validity of Treaty benefits accorded to foreign investors on the basis of a certificate of residence issued by Mauritian authorities (such as the one obtained by the Fund).

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder's particular position.

THE U.S. FEDERAL AND INDIAN INCOME TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH STOCKHOLDER IS ADVISED TO CONSULT HIS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OF PARTICIPATION IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

COMMON STOCK

The authorized capital stock of the Fund is 100,000,000 shares of Common Stock, $0.01 par value. Shares of the Fund, when issued in exchange for payment of the consideration therefor, will be fully paid and nonassessable and will have no conversion, preemptive or other subscription rights. Holders of Common Stock are entitled to one vote per share on all matters to be voted upon by stockholders and may not cumulate their votes in the election of Directors. Thus, holders of more than 50% of the shares voting for the election of Directors have the power to elect 100% of the Directors. All shares are equal as to assets, earnings and the receipt of dividends and distributions, if any, as may be declared by the Board of Directors out of funds available therefor; however, the Fund's Board of Directors has the authority to classify and reclassify any authorized but unissued shares of capital stock and to establish the rights and preferences of such unclassified shares. In the event of liquidation, dissolution or winding up of the Fund, each share of Common Stock is entitled to receive its proportion of the Fund's assets remaining after payment of all debts and expenses and the amounts to which holders of any class of stock hereafter classified or reclassified having a preference on distributions in liquidation, dissolution or winding up of the Fund may be entitled.

Set forth below is information with respect to the Fund's Common Stock as of November 17, 2005:

Title of Issue	Authorized		Outstanding		Amount Held by the Fund or for its Account
Common Stock, $0.01 par value	100,000,000	shares	16,004,993	shares	0	shares

The Fund does not presently intend to offer additional shares of Common Stock other than pursuant to the Offer, except that additional Common Stock may be issued under the Plan. Any other offerings of the Fund's shares will require approval of the Fund's Board of Directors and will be subject to the requirements of the 1940 Act, including the requirement that shares may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Fund's shares.

The Fund's shares are listed and traded on the New York Stock Exchange. The following table shows the high and low closing prices on the New York Stock Exchange per share of Common Stock and the high and low net asset value per share for each quarter since September 2003.

	Market Price(1)		Net Asset Value(2)
Quarter Ended	High	Low	High	Low
September 30, 2003	$15.23	$11.73	$17.92	$13.86
December 31, 2003	$27.95	$15.33	$22.95	$18.01
March 31, 2004	$29.30	$22.75	$24.62	$21.64
June 30, 2004	$28.40	$19.20	$25.10	$18.51
September 30, 2004	$23.55	$19.58	$22.65	$19.44
December 31, 2004	$31.42	$23.01	$29.09	$22.81
March 31, 2005	$33.32	$27.07	$30.67	$26.71
June 30, 2005	$33.50	$27.40	$31.41	$27.89
September 30, 2005	$46.15	$32.51	$38.45	$31.46

(1)  As reported by the New York Stock Exchange.

(2)  Based on the Fund's computations.

The closing market price and net asset value per share of the Fund's Common Stock on November 17, 2005 were US$40.19 and US$36.99, respectively, which represents a market price premium above net asset value of 8.65%.

The Fund is a closed-end investment company, and as such its stockholders do not have the right to cause the Fund to redeem their shares of Common Stock. The Fund, however, may repurchase shares of Common Stock from time to time in the open market or in private transactions when it can do so at prices at or below the current net asset value per share on terms that represent a favorable investment opportunity. Subject to its investment limitations and to applicable provisions of the MGCL, the Fund may borrow to finance the repurchase of shares. The payment of interest on borrowings will increase the Fund's expenses and consequently reduce net income. In addition, the Fund is required under the 1940 Act to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness" as such terms are defined in the 1940 Act.

The Fund's shares of Common Stock will trade in the open market at a price which is a function of several factors, including their net asset value and yield. The shares of closed-end investment companies frequently sell at a discount from, but sometimes at a premium over, their net asset values. See "Risk Factors and Special Considerations." There can be no assurance that it will be possible for investors to resell shares of the Fund at or above the price at which shares are offered by this Prospectus or that the market price of the Fund's shares will equal or exceed net asset value. The Fund may from time to time repurchase its shares at prices below their net asset value or make a tender offer for its shares. While this may have the effect of increasing the net asset value of those shares that remain outstanding, the effect of such repurchases on the market price of the remaining shares cannot be predicted.

Any offer by the Fund to repurchase shares will be made at a price based upon the net asset value of the shares at the close of business on or within 14 days after the last date of the offer. Each offer will be made and stockholders notified in accordance with the requirements of the Exchange Act and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a repurchase offer is authorized by the Fund's Board of Directors, a stockholder wishing to accept the offer may be required to offer to sell all (but not less than all) of the shares owned by such stockholder (or attributed to him for federal income tax purposes under Section 318 of the Code). The Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth below). Persons tendering shares may be required to pay a service charge to help defray certain costs of the transfer agent. Any service charges will not be deducted from the consideration paid for the tendered shares. During the period of a repurchase offer, the Fund's stockholders will be able to determine the Fund's current net asset value (which will be calculated weekly) by use of a toll free telephone number.

The Fund's Articles of Incorporation and By-Laws include provisions that could limit the ability of others to acquire control of the Fund, to modify the structure of the Fund or to cause it to engage in certain transactions. These provisions, described below, also could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Fund, however, these provisions offer several possible advantages. They potentially require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

The Fund's Articles of Incorporation, as well as the Fund's By-laws, provide that the Fund's Board of Directors have the sole power to adopt, alter or repeal the Fund's By-Laws. The Directors will be divided into three classes, each having a term of three years, with the term of one class expiring each year. In addition, a Director may be removed from office only with cause and only by the affirmative vote of a majority of all votes entitled to be cast by Fund's stockholders, generally for the election of directors, and the affirmative vote of 75% or more of the Fund's outstanding shares is required to amend, alter or repeal the provisions in the Fund's Articles of Incorporation relating to amendments to the Fund's By-Laws and to removal of Directors. See "Management of the Fund-Directors and Officers of the Fund." These provisions could delay the replacement of a majority of the Directors and have the effect of making changes in the Board of Directors more difficult than if such provisions were not in place.

The affirmative vote of the holders of 75% or more of the outstanding shares is required to (1) convert the Fund from a closed-end to an open-end investment company, (2) merge or consolidate with any other entity or enter into a share exchange transaction in which the Fund is not the successor corporation, (3) dissolve or liquidate the Fund, (4) sell all or substantially all of its assets, (5) cease to be an investment company registered under the 1940 Act,

(6) issue to any person securities in exchange for property worth $1,000,000 or more, exclusive of sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan or other stock dividend or issuance of securities upon the exercise of any stock subscription rights or (7) amend, alter or repeal the above provisions in the Fund's Articles of Incorporation. However, if such action has been approved or authorized by the affirmative vote of at least 70% of the entire Board of Directors, the affirmative vote of only a majority of the outstanding shares would be required for approval, except in the case of the issuance of securities, in which no stockholder vote would be required unless otherwise required by applicable law. The principal purpose of the above provisions is to increase the Fund's ability to resist takeover attempts and attempts to change the fundamental nature of the business of the Fund that are not supported by either the Board of Directors or a large majority of the stockholders. These provisions make it more difficult to liquidate, take over or open-end the Fund and thereby are intended to discourage investors from purchasing its shares with the hope of making a quick profit by forcing the Fund to change its structure. These provisions, however, would apply to all actions proposed by anyone, including management, and would make changes in the Fund's structure accomplished through a transaction covered by the provisions more difficult to achieve. The foregoing provisions also could impede or prevent transactions in which holders of shares of Common Stock might obtain prices for their shares in excess of the current market prices at which the Fund's shares were then trading. Although these provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund, the Fund believes the conversion of the Fund from a closed-end to an open-end investment company to eliminate the discount may not be desired by stockholders, who purchased their Common Stock in preference to stock of the many mutual funds available.

The Fund holds annual meetings as required by the rules of the New York Stock Exchange. Under Maryland law and the Fund's By-Laws, the Fund is required to call a special meeting of its stockholders upon the written request of stockholders entitled to cast at least 25% of all the votes entitled to be cast at such special meeting. Any request for such a special meeting must state the purpose of the meeting and the matters proposed to be acted on at it. The Secretary of the Fund shall (i) inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting, and (ii) on payment of these costs to the Fund notify each stockholder entitled to notice of the meeting. Notwithstanding the above, under Maryland law and the Fund's By-Laws, unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding 12 months.

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

American Stock Transfer & Trust Company (the "Transfer Agent") acts as the Fund's dividend paying agent, transfer agent and the registrar for the Fund's Common Stock. The principal address of the Transfer Agent is 59 Maiden Lane, New York, New York 10030.

CUSTODIAN

JPMorgan Chase Bank serves as custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The principal business address of the Custodian is 270 Park Avenue, New York, New York 10017.

CODE OF ETHICS

The Fund's Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund. The Adviser is subject to a Codes of Ethics under Rule 17j-1. Each Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Codes of Ethics also may be available on the Edgar Database on the SEC's Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC's Public Reference Section, 100 F Street, NE, Washington, D.C. 20549. This reference to the website does not incorporate the contents of the website into this Prospectus.

PROXY VOTING POLICY AND PROCEDURES

The Board of Directors has delegated to the Adviser authority to vote all proxies relating to the Fund's portfolio securities pursuant to the Fund's proxy voting policies and procedures, which are set out in Appendix C to this Prospectus. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 of each year is available, without charge, upon request, by calling 1-800-548-1786 or by visiting our website at http://www.morganstanley.com/im. This information is also available on the SEC's website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this Prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements included in the Fund's Annual Report to Stockholders as of December 31, 2004 have been incorporated by reference into this Prospectus in reliance on the report of Ernst & Young LLP, the Fund's independent registered public accounting firm, given on the authority of that firm, as experts in accounting and auditing. Ernst & Young LLP's principal address is 200 Clarendon Street, Boston, Massachusetts 02116.

LEGAL MATTERS

With respect to matters of United States law, the validity of the Shares offered hereby will be passed on for the Fund by Clifford Chance US LLP, New York, New York. Counsel for the Fund will rely, as to matters of Maryland law, on Ballard Spahr Andrews & Ingersoll, LLP Baltimore, Maryland. Certain matters concerning Indian law will be passed on by Little & Co., Mumbai, India.

It is likely that foreign persons, such as foreign or non-resident Directors of the Fund, do not have assets in the United States that could be attached in connection with any U.S. action, suit or proceeding. The Fund has been advised that there is substantial doubt as to the enforceability in the countries in which such persons reside of the civil remedies and criminal penalties afforded by the U.S. federal securities laws. It is also unclear if extradition treaties now in effect between the United States and any such countries would subject such persons to effective enforcement of criminal penalties. Such persons have irrevocably appointed the Fund as their agent for service of process in any action, suit or proceeding under the provisions of the U.S. securities laws.

The books and records of the Fund required under U.S. law are maintained at an office of the Fund in the United States and are subject to inspection by the SEC.

ADDITIONAL INFORMATION

Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part, which is on file with the SEC.

FINANCIAL STATEMENTS

The Fund's Annual Report for the fiscal year ended December 31, 2004 (the "Annual Report") and the Fund's Semi-Annual Report for the period ended June 30, 2005 (the "Semi-Annual Report"), are incorporated herein by reference with respect to all information other than the information set forth in the Chairman's Statement included therein. The Fund will furnish, without charge, a copy of its Annual Report and Semi-Annual Report, upon request by writing to Morgan Stanley India Investment Fund, Inc., c/o JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, or by calling (800) 221-6726.

APPENDIX A

The information set forth in this Appendix A has been extracted from various government and private publications. The Fund, its Board of Directors and the Adviser make no representation as to the accuracy of the information, nor has the Fund or its Board of Directors attempted to verify the statistical information presented in this Appendix A. Furthermore, no representation is made that any correlation exists between the Republic of India or its economy in general and the performance of the Fund.

THE REPUBLIC OF INDIA

General

The Republic of India ("India") is located in Southern Asia, bordering the Arabian Sea and the Bay of Bengal. India shares its borders with Bangladesh, Bhutan, China, Myanmar, Nepal and Pakistan. Sri Lanka is located in the Indian Ocean off the southeastern tip of India, separated from India by a narrow strait.

India is the seventh largest country in the world, with a land area of over 1.3 million square miles, and is approximately one-third the size of the United States. India is the second most populous country in the world after China, with a population of approximately 1.03 billion (as per the census of 2001). Approximately one third of the population is below the age of 14 years. The current annual growth rate of population is 1.67%. As per the last census (2001) 27.8% of the population lived in urban areas.

There are 22 languages recognized by the Indian Constitution. The most widely used official languages in India are Hindi and English, with Hindi the most widely spoken and English the dominant language for business communication, higher education and government.

Political Overview

India obtained its independence from the United Kingdom in 1947, in the aftermath of World War II. The present Constitution of India was adopted in November 1949 and came into force on January 26, 1950. The Constitution of India draws from Western legal traditions in the way that it outlines the principles of liberal democracy. It provides for a bicameral parliament (a lower house and an upper house) along the lines of the British parliamentary system. It contains the Fundamental Rights, similar to the Bill of Rights contained in the United States Constitution. The government has a federal structure, comprised of twenty-eight states, six union territories and one National Capital Territory.

The federal government consists of an executive and legislative branch. The executive branch is headed by the President, who exercises his powers upon the advice of a council of ministers headed by the Prime Minister. The President is elected by an electoral college comprised of members of Parliament and the state legislatures. The President has a five-year term and is eligible for reelection. The President is the Head of State and the Commander in Chief of the Armed Forces. The current President is Dr. A. P. J. Abdul Kalam. The Parliament consists of two chambers, the Council of States (Rajya Sabha) and the House of the People (Lok Sabha). The Council of States has 250 members, of whom the President nominates 12 and the rest are elected by the state legislatures. The House of the People has 545 members, almost all of whom are directly elected. The Prime Minister is elected by the members of the largest political party represented in Parliament. The current Prime Minister is Dr. Manmohan Singh, a member of the Congress (I) Party, which is the largest party in the ruling coalition of parties. Parliamentary elections occur every five years.

The states have their own legislative assemblies and in some cases, a second legislative council. All members of the legislative assemblies are elected. Each state is administered by a Governor who is appointed by the President for a five-year term.

The judiciary is independent of the executive. The Supreme Court is the highest judicial tribunal positioned at the top of a single unified system for the whole country. Each state has its own High Court.

International Relations

India is a member of the United Nations and its related organizations, and is a member of the British Commonwealth of Nations. During the cold-war period, India was generally seen as a non-aligned nation, receiving aid in the form of financial and military assistance from both the United States and the Soviet Union. India has projected itself as a regional power, and has been involved in various regional disputes since 1947, including armed hostilities with Pakistan in 1947, 1965 and 1971 and China in 1962, and military intervention on behalf of the government in Sri Lanka against the Tamil separatist movement in 1987.

The long-standing border disputes between India and Pakistan have resulted in three armed conflicts since 1947. The partition of British India into India, Pakistan and East Pakistan (now Bangladesh) in 1947 erupted in hostilities between India and Pakistan, resulting in 200,000 deaths and the migration of millions. The second conflict erupted in 1965 due to border disputes over Kashmir province. The third conflict occurred following the mass migration of Bengali refugees into India from East Pakistan in 1971. This conflict resulted in the establishment of the country of Bangladesh in former East Pakistan.

Relations between India and Pakistan have improved in the past year. In 2003, former Prime Minister Atal Bihari Vajpayee announced his willingness to commence a dialogue between the countries, and the Pakistani prime minister responded positively to Prime Minister Vajpayee's offer. Ambassadorial ties and land and air-traffic ties have been restored. Pakistan announced a cease-fire along the India-Pakistan border, and the ensuing truce between the two nations led to an end to cross-border hostilities for the first time since an insurgency began in 1989. The Indian cricket team visited Pakistan in 2004 in yet another step toward the thawing of relations between the two countries.

Gross Domestic Product

The table given below highlights the changes in India's Gross Domestic Product ("GDP") since 1972.

Changes in Gross Domestic Product

	Nominal GDP (Rs bn)	Average Rs/US$Rate	Nominal GDP (US$bn)	Nominal GDP Growth	Real GDP Growth
F1972	489	7.5	65	7%	1.0%
F1973	539	7.7	70	10%	(0.3)%
F1974	656	7.8	84	22%	4.6%
F1975	775	7.9	98	18%	1.2%
F1976	833	8.7	96	7%	9.0%
F1977	897	9.0	100	8%	1.2%
F1978	1,016	8.6	118	13%	7.5%
F1979	1,101	8.2	134	8%	5.5%
F1980	1,208	8.1	149	10%	(5.2)%
F1981	1,438	7.9	182	19%	7.2%
F1982	1,686	9.0	188	17%	6.0%
F1983	1,883	9.7	195	12%	3.1%
F1984	2,195	10.3	212	17%	7.7%
F1985	2,455	11.9	207	12%	4.3%
F1986	2,780	12.2	227	13%	4.5%
F1987	3,112	12.8	244	12%	4.3%
F1988	3,543	13.0	273	14%	3.8%
F1989	4,216	14.5	291	19%	10.5%
F1990	4,862	16.6	292	15%	6.7%
F1991	5,687	17.9	317	17%	5.6%
F1992	6,531	24.5	267	15%	1.3%
F1993	7,484	30.6	244	15%	5.1%
F1994	8,592	31.4	274	15%	5.9%
F1995	10,128	31.4	323	18%	7.3%
F1996	11,880	33.4	355	17%	7.3%
F1997	13,682	35.5	385	15%	7.8%
F1998	15,225	37.2	410	11%	4.8%
F1999	17,410	42.1	414	14%	6.5%
F2000	19,368	43.3	447	11%	6.1%

	Nominal GDP (Rs bn)	Average Rs/US$Rate	Nominal GDP (US$bn)	Nominal GDP Growth	Real GDP Growth
F2001	20,895	45.7	457	8%	4.4%
F2002	22,720	47.7	479	9%	5.8%
F2003	24,633	48.4	509	8%	4.0%
F2004	27,600	46.0	601	12%	8.5%
F2005RE	31,055	45.0	691	13%	6.9%

RE= Government's Revised Estimates

Source: Reserve Bank of India

GDP Composition

The Indian economy can be divided into three sectors: the primary sector comprising agriculture, forestry, fishing, mining and quarrying; the secondary sector comprising manufacturing, construction and utilities (such as electricity and gas supply); and the tertiary sector comprising transport, communications, financial, government and other services. The following table shows the share of GDP contributed by each sector of the economy during the past four decades and for the most recent five years for which information is available:

Segmental Breakdown of GDP

FY ended March 31	1971	1981	1991	2001	2002	2003	2004	2005
Primary	46%	40%	32%	24%	24%	21%	22%	21%
Secondary	16%	18%	22%	22%	22%	22%	22%	22%
Tertiary	38%	43%	46%	54%	54%	56%	57%	58%

Sources: Reserve Bank of India; Central Statistical Organisation

REAL GROSS DOMESTIC PRODUCT (At 1993-94 prices)  (Per cent)

Sector	Growth Rate					Share in real GDP
	2004-05#	2003.04*	2002-03@	2001-02	1998-99 To 2003-04	2004-05#	2003-04*	2002-03@	2001-02
1. Agriculture and Allied Activities	1.1	9.6	-7.0	6.3	2.6	20.5	21.7	21.5	24.0
- -	-	-	-			(3.6)	(24.3)	(42.2)	(26.0)
- of which:	-	-	-	-	-	-	-	-	-
- Agriculture	N.A.	10.3	-8.0	6.5	2.5	N.A.	19.8	19.5	22.0
- -	-	-	-	-	-	-	-	-
2. Industry	8.3	6.5	6.4	3.5	5.0	21.9	21.6	22.0	21.5
- -	-	-	-	-		(25.9)	(16.9)	(34.7)	(13.4)
- of which:	-	-	-	-	-	-	-	-	-
- a) Mining and quarrying	4.5	6.4	9.0	2.5	4.4	2.3	2.3	2.4	2.3
- b) Manufacturing	9.2	6.9	6.5	3.6	5.2	17.4	17.0	17.3	16.9
- c) Electricity gas and water supply	5.5	3.7	3.1	3.7	4.5	2.3	2.3	2.4	2.4
- -	-	-	-	-	-	-	-	-
3. Services	8.6	8.9	7.9	6.5	7.8	57.6	56.7	56.5	54.4
- -	-	-	-	-		(70.5)	(58.9)	(107.5)	(60.7)
- of which:	-	-	-	-	-	-	-	-	-
- a) Construction	5.2	7.0	7.3	4.0	6.5	5.1	5.2	5.3	5.1
- b) Trade, hotels and restaurants	11.4	$8.8	8.2	8.9	7.4	26.6	$15.7	15.6	15.0
- c) Transport, storage and communication	N.A.	17.0	12.6	9.2	11.7	N.A.	9.9	9.2	8.5

REAL GROSS DOMESTIC PRODUCT (At 1993-94 prices)  (Per cent)

Sector	Growth Rate					Share in real GDP
	2004-05#	2003.04*	2002-03@	2001-02	1998-99 To 2003-04	2004-05#	2003-04*	2002-03@	2001-02
- d) Financing, insurance, real estate	-	-	-	-	-	-	-	-	-
- and business services	7.1	7.1	8.7	4.5	7.0	12.9	12.8	13.0	12.4
- e) Community, social and personal services	5.9	5.8	3.9	5.1	7.1	12.9	13.0	13.4	13.4
- -	-	-	-	-	-	-	-	-
4. Gross Domestic Product at Factor Cost	6.9	8.5	4.0	5.8	5.9	100.0	100.0	100.0	100.0

# Revised Estimates; * Quick Estimates; @ Provisional Estimates; N.A. Not available

$ Corresponds to 'trade, hotels and restaurants' and 'transport, storage and communication'.

Note: Figures in parenthesis indicate relative contribution of the sectors to the real GDP growth.

Source: Central Statistical Organisation

Manufacturing Sector

The manufacturing sector recorded a growth of 9.0% during 2004-05.

Services Sector

The growth of the services sector in 2004-05 at 8.6% was higher than the average growth of 7.5% during the last five years. The services sector's contribution to GDP growth has been more than 50% since 1997-98. The share of the services sector in the GDP at 57.6% in 2004-05 was higher than in other developing countries as a group.

Inflation

Average annual WPI inflation decelerated from 10.6% in the first half of the 1990s to 4.1% during the 2001-02 to 2003-04. The trend was reversed in 2004-05.

Source: Reserve Bank of India

Indian Federal Government Budget: revenues and expenditures

Consolidated National Government Finances

	(Rs bn) F2005RE	F2004	F2003	F1996	F1991	-	% of GDP F2005RE	F2004	F2003	F1996	F1991
Gross Fiscal Deficit	2581	2329	2349	777	536	-	8.3%	8.4%	9.5%	6.5%	9.4%
Revenue Deficit	1284	1595	1631	379	239	-	4.1%	5.8%	6.6%	3.2%	4.2%
-	-	-	-	-	-	-	-	-	-	-	-
Total Receipts	9401	8466	7305	2966	1524	-	30.2%	30.7%	29.7%	25.0%	26.8%
Revenue Receipts	6167	5111	4505	2175	1058	-	19.8%	18.5%	18.3%	18.3%	18.6%
-Tax Receipts	4891	4096	3579	1749	876	-	15.7%	14.8%	14.5%	14.7%	15.4%
-Non-Tax Receipts	1276	1015	926	427	182	-	4.1%	3.7%	3.8%	3.6%	3.2%
Capital Receipts	3234	3355	2800	791	466	-	10.4%	12.2%	11.4%	6.7%	8.2%
a) Non-Debt Capital Receipts	180	433	161	70	32	-	0.6%	1.6%	0.7%	0.6%	0.6%
b) Debt Capital Receipts	3054	2922	2640	721	434	-	9.8%	10.6%	10.7%	6.1%	7.6%
-	-	-	-	-	-	-	-	-	-	-	-
Aggregate Expenditure	8928	7872	7261	3022	1629	-	28.7%	28.5%	29.5%	25.4%	28.6%
1) Revenue Expenditure	7451	6706	6135	2555	1296	-	24.0%	24.3%	24.9%	21.5%	22.8%
2) Capital Outlay	1214	852	653	326	214	-	3.9%	3.1%	2.7%	2.7%	3.8%
3) Loans & Advances	263	314	226	141	119	-	0.8%	1.1%	0.9%	1.2%	2.1%
-	-	-	-	-	-	-	-	-	-	-	-
GDP	31,086	27,600	24,633	11,880	5,687	-	100.0%	100.0%	100.0%	100.0%	100.0%

Source: Reserve Bank of India; Central Statistical Organisation

Foreign Exchange Market

The following table shows the exchange rate movement between the Rupee and the US Dollar from 1993-94 to present.

Exchange Rate Movement vs. US Dollar

Year	Average Rs/US$ Rate
1993/1994	31.366
1994/1995	31.399
1995/1996	33.450
1996/1997	35.500
1997/1998	37.165
1998/1999	42.071
1999/2000	43.333
2000/2001	45.684
2001/2002	47.692
2002/2003	48.395
2003/2004	45.952
2004/2005 (1)	44.932

(1)  Provisional Numbers

Source: Reserve Bank of India

External Sector

Merchandise Trade

The following table sets forth changes in the composition of India's trade balance during the period 1998/1999 through 2003/2004:

FOREIGN TRADE BALANCE

Foreign Trade Balance

				% Change in		Trade Deficit as
	Imports	Exports	Balance	Imports	Exports	% of Exports
Rs. Billion
1998/1999	1,783	1,398	(386)	15.7	7.4	27.6
1999/2000	2,152	1,596	(557)	20.7	14.2	34.9
2000/2001	2,309	2,036	(273)	7.3	27.6	13.4
2001/2002	2,452	2,090	(362)	6.2	2.7	17.3
2002/2003	2,972	2,551	(421)	21.2	22.1	16.5
2003/2004	3,540	2,916	(624)	19.1	14.3	21.4
2004/2005	4,811	3,561	(1,250)	35.9	22.1	35.1
US$. Billion
1998/1999	42.4	33.2	(9.2)	2.2	(0.7)	27.6
1999/2000	49.7	36.8	(12.8)	17.2	10.8	34.9
2000/2001	50.5	44.6	(6.0)	1.7	21.0	13.4
2001/2002	51.4	43.8	(7.6)	1.7	(1.6)	17.3
2002/2003	61.4	52.7	(8.7)	19.4	20.3	16.5
2003/2004	78.1	63.8	(14.3)	25.4	20.4	21.4
2004/2005P	107.1	79.2	(27.8)	39.0	24.9	35.1

P: Provisional Government Estimates

Source: Reserve Bank of India

The following tables set forth the composition of India's imports and exports during the indicated periods:

Commodity Breakdown of Imports

	Rs Billion				US$ million
	F2002	F2003	F2004	F2005P	F2002	F2003	F2004	F2005P
I. Bulk Imports	966	1,176	1,354	1,882	20,263	24,300	29,461	41,880
A. Petroleum, Petroleum Products & Related Material	668	854	945	1,341	14,000	17,640	20,569	29,844
B. Bulk Consumption Goods	97	117	141	135	2,043	2,411	3,073	3,014
1. Cereals & Cereal Preparations	1	1	1	1	18	24	19	25
2. Edible Oil	65	88	117	108	1,356	1,814	2,543	2,394
3. Pulses	32	27	23	17	663	566	497	383
4. Sugar	0	0	1	10	7	7	14	212
C. Other Bulk Items	201	206	267	405	4,220	4,249	5,819	9,022
1. Fertilizers	32	30	33	55	679	626	721	1,231
2. Non-Ferrous Metals	31	32	44	56	647	667	949	1,253
3. Paper, Paperboard & mgfd. Incl. Newsprint	21	22	30	32	447	449	658	702
4. Crude Rubber, Incl. Synthetic & Reclaimed	8	9	13	18	174	182	281	395
5. Pulp & Waste Paper	14	17	19	21	295	343	409	473
6. Metalliferrous Ores & Metal Scrap	55	50	60	107	1,144	1,038	1,296	2,370
7. Iron & Steel	40	46	69	117	834	944	1,506	2,597
II. Non-Bulk Imports	1,486	1,796	2,237	2,929	31,150	37,113	48,688	65,186
A. Capital Goods	471	653	840	1,014	9,882	13,498	18,279	22,567
1. Manufactures of Metals	19	24	32	40	407	488	690	887
2. Machine Tools	9	12	21	27	193	247	460	592
3. Machinery Except Electrical & Electronics	142	173	218	294	2,971	3,566	4,744	6,551
4. Electrical Machinery Except Electronics	28	32	40	51	594	664	872	1,144
5. Electronic Goods Incl. Computer Software	191	295	363	467	3,999	6,093	7,889	10,389
6. Transport Equipment	55	92	148	109	1,149	1,897	3,228	2,423
7. Project Goods	27	26	18	26	569	543	396	582
B. Mainly Export Related Items	394	499	584	748	8,260	10,314	12,717	16,649
1. Pearls, Precious & Semi-Precious Stones	220	293	328	423	4,623	6,063	7,129	9,423
2. Chemicals, Organic & Inorganic	134	146	185	240	2,800	3,025	4,032	5,335
3. Textile Yarn, Fabric, etc.	36	47	58	67	747	970	1,258	1,499
4. Cashew Nuts, Raw	4	12	14	18	90	255	299	391
C. Others	620	644	813	1,167	13,008	13,301	17,692	25,970
of which:
Total Imports	2,452	2,972	3,591	4,811	51,413	61,412	78,149	107,066

P: Provisional Government Estimates

Source: Reserve Bank of India

Commodity Breakdown of Imports (% year-on-year)

	F2001	F2002	F2003	F2004	F2005P
I. Bulk Imports	6.0%	(2.7)%	19.9%	21.2%	42.2%
A. Petroleum, Petroleum Products & Related Material	24.1%	(10.5)%	26.0%	16.6%	45.1%
B. Bulk Consumption Goods	(40.3)%	41.6%	18.0%	27.5%	(1.9)%
1. Cereals & Cereal Preparations	(91.4)%	(4.5)%	31.8%	(20.8)%	31.6%
2. Edible Oil	(29.5)%	3.6%	33.8%	40.2%	(5.9)%
3. Pulses	33.3%	507.3%	(14.6)%	(12.2)%	(22.9)%
4. Sugar	(97.3)%	0.4%	2.4%	NR	NR
C. Other Bulk Items	(19.4)%	13.4%	0.7%	36.9%	55.0%
1. Fertilizers	(46.3)%	(9.7)%	(7.8)%	15.2%	70.7%
2. Non-Ferrous Metals	(2.4)%	21.2%	3.1%	42.3%	32.0%
3. Paper, Paperboard & mgfd. Incl. Newsprint	0.9%	(0.9)%	0.5%	46.5%	6.7%
4. Crude Rubber, Incl. Synthetic & Reclaimed	6.0%	14.8%	4.4%	54.4%	40.6%
5. Pulp & Waste Paper	10.4%	4.6%	16.4%	19.2%	15.6%
6. Metalliferrous Ores & Metal Scrap	(11.5)%	47.7%	(9.2)%	24.9%	82.9%
7. Iron & Steel	(18.3)%	7.2%	13.2%	59.6%	72.4%
II. Non-Bulk Imports	(1.0)%	4.8%	19.1%	31.2%	33.9%
A. Capital Goods	(0.3)%	10.5%	36.6%	35.4%	23.5%
1. Manufactures of Metals	(3.6)%	4.3%	20.0%	41.3%	28.6%
2. Machine Tools	(16.2)%	(11.9)%	27.9%	86.3%	28.7%
3. Machinery Except Electrical & Electronics	(1.3)%	9.7%	20.0%	33.0%	38.1%
4. Electrical Machinery Except Electronics	9.8%	23.6%	11.7%	31.3%	31.2%
5. Electronic Goods Incl. Computer Software	23.4%	8.2%	52.4%	29.5%	31.7%
6. Transport Equipment	(38.4)%	64.1%	65.1%	70.1%	(24.9)%
7. Project Goods	(24.2)%	(23.9)%	(4.6)%	(27.0)%	47.0%
B. Mainly Export Related Items	(11.6)%	2.5%	24.9%	23.3%	30.9%
1. Pearls, Precious & Semi-Precious Stones	(11.6)%	(3.8)%	31.2%	17.6%	32.2%
2. Chemicals, Organic & Inorganic	(14.7)%	14.6%	8.1%	33.3%	32.3%
3. Textile Yarn, Fabric, etc.	10.8%	25.3%	29.8%	29.6%	19.2%
4. Cashew Nuts, Raw	(23.9)%	(57.0)%	182.6%	17.0%	30.8%
C. Others	6.5%	2.3%	2.3%	33.0%	46.8%
Total Imports	1.7%	1.7%	19.4%	27.3%	37.0%

P: Provisional Government Estimates

Source: Reserve Bank of India

Commodity Breakdown of Exports

	Rs Billion				US$ million
	F2002	F2003	F2004	F2005P	F2002	F2003	F2004	F2005P
I. Primary Products	342	421	455	548	7,164	8,706	9,902	12,198
A. Agricultural & Allied Products	281	325	346	360	5,901	6,710	7,533	8,004
of which:
1. Tea	17	17	16	18	361	341	356	397
2. Coffee	11	10	11	10	230	205	236	224
3. Rice	32	58	42	66	666	1,205	907	1,478
4. Oil Meal	23	15	33	31	475	307	729	690
5. Marine Products	59	69	61	57	1,237	1,432	1,329	1,268
B. Ores & Minerals	60	97	109	188	1,262	1,996	2,369	4,193
II. Manufactured Goods	1,591	1,948	2,228	2,614	33,370	40,245	48,492	58,168
of which:
A. Leather & Manufactures	91	89	99	103	1,910	1,848	2,163	2,289
B. Chemicals & Related Products	289	361	434	533	6,052	7,455	9,446	11,873
C. Engineering Goods	332	437	570	739	6,958	9,033	12,405	16,441
D. Textiles and Textile Products	487	562	588	567	9,665	11,617	12,792	12,614
E. Gems and Jewellery	348	437	486	616	7,306	10,207	10,573	13,705
F. Handicrafts	26	38	23	15	549	785	500	344
III. Petroleum, Crude & Products	101	125	164	305	2,119	2,577	3,568	6,792
IV Others	56	58	86	94	1,174	1,192	1,880	2,089
Total Exports (I+II+III+IV)	2,090	2,551	2,934	3,561	43,827	52,719	63,843	79,247

P: Provisional Government Estimates

Source: Reserve Bank of India

Commodity Breakdown of Exports (% year-on-year)

	F2001	F2002	F2003	F2004	F2005P
I. Primary Products	9.2%	0.5%	21.5%	13.7%	23.2%
A. Agricultural & Allied Products	6.5%	(1.2)%	13.7%	12.3%	6.3%
of which:
1. Tea	(4.9)%	(7.9)%	(5.3)%	4.3%	11.5%
2. Coffee	(21.7)%	(11.5)%	(10.7)%	15.1%	(5.1)%
3. Rice	(11.0)%	3.7%	81.0%	(24.7)%	63.0%
4. Oil Meal	18.4%	6.0%	(35.3)%	137.5%	(5.3)%
5. Marine Products	17.9%	(11.3)%	15.8%	(7.2)%	(4.6)%
B. Ores & Minerals	25.9%	9.5%	58.1%	18.7%	77.0%
II. Manufactured Goods	15.6%	(2.8)%	20.6%	20.5%	20.0%
of which:
A. Leather & Manufactures	22.3%	(1.8)%	(3.2)%	17.0%	5.8%
B. Chemicals & Related Products	25.4%	2.8%	23.2%	26.7%	25.7%
C. Engineering Goods	32.3%	2.0%	29.8%	37.3%	32.5%
D. Textiles and Textile Products	16.8%	(9.3)%	20.2%	10.1%	(1.4)%
E. Gems and Jewellery	(1.6)%	(1.1)%	23.6%	17.1%	29.6%
F. Handicrafts	(1.1)%	(17.0)%	43.1%	(36.3)%	(31.4)%
III. Petroleum, Crude & Products	4709.7%	13.3%	21.6%	38.5%	90.4%
IV. Others	125.6%	(4.5)%	1.5%	57.7%	11.1%
Total Exports (I+II+III+IV)	21.0%	(1.6)%	20.3%	21.1%	24.1%

P: Provisional Government Estimates

Source: Reserve Bank of India

The United States has remained India's main trading partner, followed by the United Kingdom and Belgium. The following table shows the direction of foreign trade in US$ between India and the above-mentioned countries, regions and organizations from 2001 to 2005.

Direction of Foreign Trade

(US$ million)	F2001	F2002	F2003	F2004	F2005P
OECD countries
Exports	23473.6	21622.1	26382.6	29629.2	34851.4
Imports	20157.9	20640.6	23301.1	29572.1	37544.0
Balance	3315.7	981.4	3081.5	57.1	(2692.6)
OPEC
Exports	4850.0	5224.5	6884.6	9544.4	12715.2
Imports	2688.8	2965.8	3479.4	5609.2	9755.9
Balance	2161.2	2258.7	3405.2	3935.2	2959.3
Eastern Europe
Exports	1317.8	1254.8	1248.1	1555.4	1702.7
Imports	850.2	946.8	1139.9	1628.9	2391.9
Balance	467.6	307.9	108.2	(73.5)	(689.2)
Developing countries
Exports	13012.6	13535.5	17862.3	22784.3	29569.5
Imports	11156.2	12776.4	15688.2	20567.2	27163.8
Balance	1856.4	759.0	2174.1	2217.1	2405.7
Others/unspecified
Exports	1906.3	2189.8	341.8	329.3	408.1
Imports	15683.4	14083.7	17803.5	20771.7	30210.5
Balance	(13777.1)	(11893.9)	(17461.7)	(20442.4)	(29802.4)
Total trade
Exports	44560.3	43826.7	52719.4	63842.6	79247.0
Imports	50536.5	51413.3	61412.1	78149.1	107066.1
Balance	(5976.2)	(7586.6)	(8692.7)	(14306.5)	(27819.1)

P: Provisional Government Estimates

Source: Reserve Bank of India

Direction of Foreign Trade (% Share in Total)

	F2001	F2002	F2003	F2004P
Exports
OECD countries	53%	49%	50%	47%
OPEC	11%	12%	13%	15%
Eastern Europe	3%	3%	2%	2%
Developing countries	29%	31%	34%	36%
Others/unspecified	4%	5%	1%	1%
Imports
OECD countries	40%	40%	38%	38%
OPEC	5%	6%	6%	7%
Eastern Europe	2%	2%	2%	2%
Developing countries	22%	25%	26%	26%
Others/unspecified	31%	27%	29%	27%

P: Provisional Government Estimates

Source: Reserve Bank of India

Software Services and ITES-BPO

As shown in the table below, exports of software and IT-Enabled Services recorded growth of 34.4% to reach US $17.2 billion in 2004-05. The table below shows the amount of software and services exports of India in US$ from 1995-96 to 2004-05.

Software and Services Exports of India
(US $ million)

Year	IT Services	ITES-BPO	Total Software
1995-96	754	-	754
2000-01	5,287	930	6,217
2003-04	9,200	3,600	12,800
2004-05	12,000	5,200	17,200

ITES: IT-Enabled Services. BPO: Business Process Outsourcing.

Source: National Association of Software and Service Companies.

FOREIGN EXCHANGE RESERVES

India's foreign exchange reserves comprising foreign currency assets, gold, SDRs and the reserve position with the IMF increased by as much as US $28.6 billion during 2004-05 and stood at US $141.5 billion as on March 31, 2005.

The following table shows India's foreign exchange reserves since March 1994:

FOREIGN EXCHANGE RESERVES

Trend in India's Foreign Exchange Reserves

	Rs bn					US$mn
	SDRs	Gold	Foreign Currency Assets	Reserve Tranche Position in IMF	Total	SDRs	Gold	Foreign Currency Assets	Reserve Tranche Position in IMF	Total
Mar-94	3	128	473	9	614	108	4,078	15,068	299	19,553
Mar-95	0	138	660	11	808	7	4,370	20,809	331	25,517
Mar-96	3	157	584	11	754	82	4,561	17,044	310	21,997
Mar-97	0	146	804	10	960	2	4,054	22,367	291	26,714
Mar-98	0	134	1,025	11	1,170	1	3,391	25,975	283	29,650
Mar-99	0	126	1,254	28	1,408	8	2,960	29,522	663	33,153
Mar-00	0	130	1,529	29	1,688	4	2,974	35,058	658	38,694
Mar-01	0	127	1,845	29	2,001	2	2,725	39,554	616	42,897
Mar-02	1	149	2,491	30	2,670	10	3,047	51,049	610	54,716
Mar-03	0	168	3,415	32	3,615	4	3,534	71,890	672	76,100
Jun-03	0	172	3,650	45	3,867	1	3,698	78,546	976	83,221
Sep-03	0	180	3,999	55	4,234	4	3,919	87,213	1,203	92,339
Dec-03	0	192	4,452	60	4,705	3	4,215	97,617	1,316	103,151
Mar-04	0	182	4,662	57	4,901	2	4,198	107,448	1,311	112,959
Jun-04	0	187	5,249	60	5,495	2	4,057	114,151	1,301	119,511
Sep-04	0	193	5,266	60	5,520	1	4,192	114,083	1,303	119,579
Dec-04	0	200	5,455	62	5,717	5	4,582	125,164	1,427	131,178
Mar-05	0	197	5,931	63	6,191	5	4,500	135,571	1,438	141,514
Jun-05	0	194	5,759	68	6,020	4	4,453	132,352	1,561	138,370

Source: Reserve Bank of India

Foreign Investment

The table below sets forth trends in foreign institutional investment in India since 1994-1995:

Period	Purchases	Sales	Net Investment	Cumulative Net Investment	Net Investment	Cumulative Net Investment
	(Rs.Mn.)	(Rs.Mn.)	(Rs.Mn.)	(Rs.Mn.)	(US$Mn.)	(US$Mn.)
1994-95	76,311	28,348	47,963	47,963	1,528	3,167
1995-96	96,935	27,516	69,420	117,384	2,036	5,202
1996-97	155,539	69,794	85,745	203,129	2,432	7,634
1997-98	186,947	127,372	59,574	262,703	1,650	9,284
1998-99	161,150	176,994	(15,845)	246,857	(386)	8,898
1999-00	568,555	467,335	101,219	348,077	2,339	11,237
2000-01	740,506	641,164	99,342	447,419	2,159	13,396
2001-02	499,199	411,650	87,552	534,972	1,846	15,242
2002-03	470,601	443,710	26,889	561,861	562	15,804
2003-04	1,448,575	990,940	457,645	1,019,506	9,949	25,754
2004-05	2,005,816	1,596,084	409,732	1,429,238	9,100	34,854

Sources: NSE, BSE, Bloomberg, Reserve Bank of India.

External Debt

The following table shows the levels and components of India's external debt since 2002.

EXTERNAL DEBT

India's External Debt

(US$million)	F2002	F2003	F2004	F2005P
I. Multilateral	31,899.0	30,002.0	29,288.0	31,763.0
A. Government Borrowing	28,290.0	27,271.0	26,826.0	29,143.0
B. Non-Government borrowing	3,609.0	2,731.0	2,462.0	2,620.0
II. Bilateral	15,323.0	16,802.0	17,278.0	17,222.0
A. Government borrowing	11,540.0	12,664.0	12,988.0	13,067.0
B. Non-Government borrowing	3,783.0	4,138.0	4,290.0	4,155.0
III. International Monetary Fund	-	-	-	-
IV. Trade Credit	5,368.0	4,973.0	4,680.0	4,960.0
V. Commercial Borrowing	23,320.0	22,530.0	22,101.0	26,942.0
VI. NRI and FC (B and O) Deposits (above one-year maturity)	17,154.0	23,160.0	31,216.0	32,599.0
VII. Rupee Debt	3,034.0	2,822.0	2,721.0	2,300.0
VIII. Total Long-term Debt (I to VII)	96,098.0	100,289.0	107,284.0	115,786.0
IX. Short-term Debt	2,745.0	4,669.0	4,431.0	7,524.0
X. GRAND TOTAL	98,843.0	104,958.0	111,715.0	123,310.0
Debt Indicators:
1. Debt Stock - GDP Ratio	21.1	20.3	17.8	17.4
2. Debt-Service Ratio (Including debt-servicing on non-civilian credits)	13.9	16.4	16.3	6.2

THE STOCK MARKETS IN INDIA

Indian Stock Exchanges

India has two principal exchanges, The Bombay Stock Exchange Limited ("BSE") and The National Stock Exchange of India Limited ("NSE").

The following is a historical snapshot of the levels of popular indices in the Indian market

BSE 100 Index	OPEN	HIGH	LOW	CLOSE
12/29/1984	105	126	101	118
12/28/1985	122	252	122	233
12/27/1986	246	283	224	251
12/26/1987	258	267	211	229
12/23/1988	243	361	207	340
12/22/1989	339	423	324	419
12/24/1990	426	775	369	529
12/24/1991	524	931	490	893
12/24/1992	905	2,049	902	1,185
12/24/1993	1,195	1,659	912	1,614
12/23/1994	1,676	2,193	1,672	1,864
12/22/1995	1,870	1,870	1,333	1,431
12/24/1996	1,432	1,865	1,203	1,363
12/26/1997	1,367	2,007	1,367	1,575
12/24/1998	1,581	1,909	1,227	1,314
12/30/1999	1,332	2,624	1,332	2,624
12/29/2000	2,734	3,906	1,760	2,032
12/31/2001	2,042	2,303	1,210	1,557
12/31/2002	1,557	1,813	1,411	1,665
12/31/2003	1,668	3,111	1,447	3,075
12/31/2004	3,090	3,589	2,226	3,580
9/22/2005	3,594	4,538	3,269	4,351

Source-ASA

BSE Sensex Index	OPEN	HIGH	LOW	CLOSE
12/23/1980	126	148	118	148
12/24/1981	152	228	147	228
12/24/1982	253	253	205	236
12/23/1983	237	253	207	253
12/21/1984	256	280	233	272
12/23/1985	286	540	273	527
12/24/1986	598	665	482	524
12/24/1987	562	579	406	442
12/23/1988	472	719	390	666
12/22/1989	667	799	625	779
12/24/1990	796	1,603	659	1,048
12/24/1991	1,027	1,955	947	1,909
12/24/1992	1,957	4,547	1,945	2,615
12/24/1993	2,618	3,459	1,980	3,346
12/23/1994	3,437	4,643	3,406	3,927
12/22/1995	3,910	3,944	2,891	3,110
12/24/1996	3,114	4,131	2,713	3,085
12/26/1997	3,097	4,605	3,097	3,633
12/31/1998	3,658	4,322	2,741	3,055

BSE Sensex Index	OPEN	HIGH	LOW	CLOSE
12/30/1999	3,065	5,151	3,042	5,006
12/29/2000	5,210	6,151	3,492	3,972
12/31/2001	3,991	4,462	2,595	3,262
12/31/2002	3,262	3,758	2,828	3,377
12/31/2003	3,384	5,921	2,904	5,839
12/31/2004	5,872	6,617	4,228	6,603
9/19/2005	6,626	8,461	6,069	8,445

Source-ASA

NSE 50 (Nifty)	OPEN	HIGH	LOW	CLOSE
12/24/1990	279	480	279	331
12/24/1991	319	572	306	559
12/24/1992	573	1,281	573	761
12/24/1993	745	1,070	600	1,043
12/23/1994	1,084	1,385	1,083	1,182
12/29/1995	1,182	1,182	844	909
12/26/1996	908	1,203	775	912
12/26/1997	918	1,297	896	1,061
12/31/1998	1,079	1,247	800	884
12/30/1999	887	1,523	883	1,480
12/29/2000	1,482	1,818	1,108	1,264
12/31/2001	1,264	1,423	850	1,059
12/31/2002	1,059	1,206	920	1,094
12/31/2003	1,094	1,914	920	1,880
12/31/2004	1,880	2,088	1,292	2,081
9/19/2005	2,080	2,580	1,894	2,567

Source-ASA

Market Activity and Liquidity

The following table sets forth the cumulative trading volume on the exchanges over the last six fiscal years.

TRADING VOLUME OF BOTH STOCK EXCHANGES

	Cumulative volumes			Average exchange rate	Cumulative volumes
	NSE	BSE	Total	(Rs to US$)	NSE	BSE	Total
	Rs billion				US$ billion
1999-2000	8,390.52	6,850	15,241	43.3327	194	158	352
2000-2001	13,395.10	10,000	23,395	45.6844	293	219	512
2001-2002	5,131.67	3,073	8,205	47.6919	108	64	172
2002-2003	6,179.89	3,141	9,321	48.3953	128	65	193
2003-2004	10,995.35	5,026	16,022	45.9516	239	109	349
2004-2005	11,400.71	5,187	16,588	44.9315	254	115	369

Sources: DSP Merrill Lynch, NSE, BSE.

Totals may not add due to rounding.

The Indian stock exchanges are among the global stock exchanges with the highest number of transactions. In 2002, the NSE displaced Shanghai to take third place and BSE moved up from eighth rank in 2001 to rank fifth in 2003, and retained these rankings in 2004 (table below).

Biggest exchanges by number of transactions in 2004

Rank by number of transaction

	2001	2002	2003	2004
NASDAQ	1	1	1	1
NYSE	2	2	2	2
NSE	4	3	3	3
Shanghai	3	5	4	4
BSE	8	7	5	5
Korea	6	4	7	6
Taiwan	7	6	6	7
Shenzhen	5	8	8	8
Deutsche Borse	9	9	9	9
London	14	12	11	10

Source: Economic Survey 2004-05.

The table below sets forth the market capitalization in US$ of the BSE and NSE for the last ten fiscal years.

Financial Year	BSE (US$bn)	NSE (US$bn)
1996-97	159.0	118.0
1997-98	136.0	130.0
1998-99	150.0	117.0
1999-00	143.0	236.0
2000-01	200.0	144.0
2001-02	120.0	134.0
2002-03	119.0	111.0
2003-04	267.0	249.0
2004-05	388.7	363.7
August 31,2005	492.8	455.2

Sources: DSP Merrill Lynch, NSE, BSE.

Comparison of the India's two Major Stock Exchanges

	Particulars	National Stock Exchange (NSE)	Bombay Stock Exchange (BSE)
A	In business since	1994	1875

B	Regulation	First demutualised stock exchange, a public limited company owned by certain leading financial institutions, such as IDBI, SBI, IFCI, etc. Professional management	Pre-2005 a self regulatory organization, owned by members, governed by a 20-board of governors from August 2005, a limited company, professional management

C	Listed Scrips	Approx. 987 listed scrips	Approx. 7,097 listed scrips

D	Automated Trading System	National Exchange for Automated Trading (NEAT)	BSE On Line Trading (BOLT)

E	Number of Members	More than 850	More than 781

F	Market Capitalization	USD 455.189 bn (As on September 5, 2005)	USD 492.75 bn (As on September 5, 2005)

G	Average Number of Trades	2,195,876 per day (Jan 2004 – Dec 2004) 2,089,110 per day (Jan 2005 – July 2005)	1,157,985 per day (Jan 2004 – Dec 2004) 974,162 per day (Jan 2005 – July 2005)

H	Average Daily Turnover	USD 1377.00 MN (Jan 2004 – Dec 2004) USD 1128.49 MN (Jan 2004 – July 2005)	USD 632.00 MN (Jan 2004 – Dec 2004) USD 558.32 MN (Jan 2005 – July 2005)

I	Average Daily Traded Volume	364.51 MN shares (Jan 2004 – Dec 2004) 354.36 MN shares (Jan 2005 – July 2005)	204.93 MN shares (Jan 2004 – Dec 2004) 262.94 MN shares (Jan 2005 – July 2005)

J	Market Timings	09:55 a.m. IST to 3:30 p.m. IST	09:55 a.m. IST to 3:30 p.m. IST

K	Index Futures & Options	• Nifty Futures – June 12, 2000 • Nifty Options – June 04, 2001 • Single Stock Options – July 2, 2001 • Single Stock Futures – Nov 9, 2001	• Sensex Futures – June 09, 2000 • Sensex Options – June 01, 2001 • Single Stock Options – July 9, 2001 • Single Stock Futures – Nov 9, 2001

L	Investor Protection Fund	Yes (Nominal)	Yes (Nominal)

M	Broker Insurance	Yes (Mandatory)	Yes (Mandatory)

N	Membership Card	To be surrendered	Can be sold/ transferred

O	Trade Guarantee	Settlement Guarantee Fund of Clearing Corporation guarantees Financial Settlement up to Pay out	Settlement Guarantee Fund of Clearing Corporation guarantees Financial Settlement up to Pay out.

Source: DSP Merrill Lynch, NSE, BSE.

APPENDIX B

DESCRIPTION OF VARIOUS FOREIGN CURRENCY AND
INTEREST RATE HEDGES AND OPTIONS ON SECURITIES
AND SECURITIES INDEX FUTURES CONTRACTS AND RELATED OPTIONS

Foreign Currency Hedging Transactions

Foreign Currency Forward Contracts. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

Foreign Currency Futures Contract. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are traded on regulated exchanges. Parties to a futures contract must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. The Fund may enter into foreign currency futures contracts (or futures contracts with respect to interest rates or securities indexes (described below)) or related options only if (i) such transactions are entered into solely for bona fide hedging purposes, or (ii) if any such transactions are entered into for non-hedging purposes, the aggregate amount of initial margin deposits and option premiums on the Fund's then existing futures and related options positions would not exceed 5% of the fair market value of the Fund's total assets.

The Fund may purchase and write call and put options on foreign currency futures contracts. An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a foreign currency futures contract at a specified exercise price at any time on or before the expiration date of the option. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily. To the extent the Fund purchases an option on a foreign currency futures contract any change in the value of such option would be reflected in the net asset value of the Fund.

Options on Currencies. A put option purchased by the Fund on a currency gives the Fund the right to sell the currency at the exercise price until or at the expiration of the option. A call option purchased by the Fund gives the Fund the right to purchase a currency at the exercise price until or at the expiration of the option.

Currency Hedging Strategies. The Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts and related options in several circumstances. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it holds, the Fund may desire to "lock in" the dollar price of the security or the dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the dollar, it may enter into a forward or futures contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into an offsetting contract. Such offsetting transactions with respect to forward contracts must be effected with the currency trader who is a party to the original forward contract. Offsetting transactions with respect to futures contracts are effected on the same exchange on which the initial transaction occurred. The Fund will enter into such futures contracts and related options if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a futures contract or related option or that the opposite party to the forward contract will agree to the offset, in which case the Fund may suffer a loss.

The Fund does not intend to enter into such forward or futures contracts to protect the value of its portfolio securities on a regular basis, and will not do so if, as a result, the Fund will have more than 20% of the value of its total assets committed to the performance of such contracts. The Fund also will not enter into such forward or futures contracts or maintain a net exposure to such contracts where the performance of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Further, the Fund generally will not enter into a forward or futures contract with a term of greater than one year.

The Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives the Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

While the Fund may enter into forward, futures and options contracts to reduce currency exchange rate risks, changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward, futures or options contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of foreign exchange loss.

Certain provisions of the Code may limit the extent to which the Fund may enter into forward or futures contracts or engage in options transactions. These transactions may also affect the character and timing of income and the amount of gain or loss recognized by the Fund and its stockholders for U.S. federal income tax purposes. See "Taxation-U.S. Federal Income Taxes."

Interest Rate Futures and Options Thereon

Interest Rate Futures Contracts. The Fund may enter into futures contracts on government debt securities for the purpose of hedging its portfolio against the adverse effects of anticipated movements in interest rates. For example, the Fund may enter into futures contracts to sell U.S. Government Treasury Bills (take a "short position") in anticipation of an increase in interest rates. Generally, as interest rates rise, the market value of any fixed-income securities held by the Fund will fall, thus reducing the net asset value of the Fund. However, the value of the Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's fixed-income investments which are being hedged. The Fund may also enter into futures contracts to purchase government debt securities (take a "long position") in anticipation of a decline in interest rates. The Fund might employ this strategy in order to offset entirely or in part an increase in the cost of any fixed-income securities it intends to subsequently purchase.

Options on Futures Contracts. The Fund may purchase and write call and put options on interest rate futures contracts which are traded on recognized exchanges and enter into closing transactions with respect to such options to terminate an existing position. The Fund may use such options in connection with its hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Fund enters into futures contracts. An option on an interest rate futures contract operates in the same manner as an option on a foreign currency futures contract (described above), except that it gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract instead of a currency futures contract. The Fund may purchase put options on futures contracts rather than taking a short position in the underlying futures contract in anticipation of an increase in interest rates. Similarly, the Fund may purchase call options on futures contracts as a substitute for taking a long position in futures contracts to hedge against the increased cost resulting from a decline in interest rates of fixed-income securities which the Fund intends to purchase. The Fund also may write a call option on a futures contract rather than taking a short position in the underlying futures contract, or write a put option on a futures contract rather than taking a long position in the underlying futures contracts. The writing of an option, however, will only constitute a partial hedge, since the Fund could be required to enter into a futures contract at an unfavorable price and will in any event be able to benefit only to the extent of the premium received.

Risk Factors in Transactions in Interest Rate Futures Contracts and Options Thereon. The Fund's ability to effectively hedge all or a portion of its fixed income securities through the use of interest rate futures contracts and options thereon depends in part on the degree to which price movements in the securities underlying the option or futures contract correlate with price movements of the fixed-income securities held by the Fund. In addition, disparities in the average maturity or the quality of the Fund's investments as compared to the financial instrument underlying an option or futures contract may also reduce the correlation in price movements. Transactions in options on futures contracts involve similar risks, as well as the additional risk that movements in the price of the option will not correlate with movements in the price of the underlying futures contract.

Options on Securities and Securities Index Futures Contracts and Related Options

Options on Securities. In order to hedge against market shifts, the Fund may purchase put and call options on securities. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered call options. A put option gives the holder the right to sell to the writer of the option an underlying security at a specified price at any time during or at the end of the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option from the writer of the option at the stated exercise price. A "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option. As a matter of operating policy, the value of the underlying securities on which options will be written at any one time will not exceed 5% of the total assets of the Fund.

The Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods the Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

The Fund may purchase options on securities that are listed on securities exchanges or traded over the counter. In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase significantly above the exercise price, in the case of a call, to cover the premium and transaction costs. Because premiums paid by the Fund on options are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Securities Index Futures Contracts and Related Options. The Fund may, for hedging purposes, enter into securities index futures contracts and purchase and write put and call options on stock index futures contracts, in each case that are traded on regulated exchanges, including non-U.S. exchanges to the extent permitted by the CFTC. A securities index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of securities index futures will be subject to the Adviser's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the Adviser's judgment in this respect will be correct.

The Fund may enter into securities index futures contracts to sell a securities index in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. When the Fund is not fully invested in accordance with its investment objectives and policies and anticipates a significant market advance, it may enter into futures contracts to purchase the index in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of securities.

The Fund may purchase and write put and call options on securities index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to written options in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a securities index futures contract operates in the same manner as an option on a foreign currency futures contract (described below), except that it gives the purchaser the right, in return for the premium paid, to assume a position in a securities index futures contract instead of a currency futures contract.

APPENDIX C

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.  Policy Statement

Introduction-Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services-Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies-While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III.  GUIDELINES

A.  Corporate Governance Matters. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

i.  General.

  1.  Generally, routine management proposals will be supported. The following are examples of routine management proposals:

  •  Approval of financial statements, director and auditor reports.

  •  General updating/corrective amendments to the charter.

  •  Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

  2.  Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

  3.  Proposals requiring confidential voting and independent tabulation of voting results will be supported.

  4.  Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

  5.  Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

  6.  Proposals to require the company to expense stock options will be supported.

  7.  Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

  8.  Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

  9.  Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

ii.  Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

  1.  The following proposals generally will be supported:

  •  Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

  •  Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

  2.  Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

  (a)  If a company's board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

  (b)  If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;

  (c)  A direct conflict exists between the interests of the nominee and the public shareholders;

  (d)  Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

  (e)  A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

  (f)  A nominee serves on the board of directors for more than six companies (excluding investment companies).

iii.  Auditors

  1.  Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.

  2.  Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

  3.  Proposals to indemnify auditors will not be supported.

iv.  Anti-Takeover Matters

  1.  Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

  2.  Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

  3.  Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B.  Capitalization changes. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

  1.  The following proposals generally will be supported:

  •  Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

  •  Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

  •  Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

  •  Proposals for share repurchase plans.

  •  Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

  •  Proposals to effect stock splits.

  •  Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

  2.  The following proposals generally will not be supported (notwithstanding management support).

  •  Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

  •  Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

  •  Proposals to create "blank check" preferred stock.

  •  Proposals relating to changes in capitalization by 100% or more.

C.  Compensation. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

  1.  The following proposals generally will be supported:

  •  Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

  •  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

  •  Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

  •  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

  2.  Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

  3.  Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

  4.  Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

D.  Other Recurring Items. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

  1.  Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

  2.  Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E.  Items to be reviewed by the Proxy Review Committee

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

i.  Corporate Transactions

  •  Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

ii.  Compensation

  •  Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

  •  Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

  •  Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

iii.  Other

  •  Proposals for higher dividend payouts.

  •  Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

  •  Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

  •  Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

  •  Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

IV.  ADMINISTRATION OF POLICY

A.  Proxy Review Committee

  1.  The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

  (a)  The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

  (b)  The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

  (c)  The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

  (d)  The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

  (e)  In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research

Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

  (f)  The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

  (g)  The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.  Identification of Material Conflicts of Interest

  1.  If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

  2.  A material conflict of interest could exist in the following situations, among others:

  (a)  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

  (b)  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

  (c)  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.  Proxy Voting Reports

  (a)  MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

  (b)  MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

Morgan Stanley
India Investment Fund, Inc.